Exhibit 99.1



         NEW YORK - October 23, 2000 -- AMERICAN EXPRESS COMPANY today reported quarterly net income of $737 million, up from $648 million in the same period a year ago. Diluted earnings per share rose 15 percent to $0.54 compared with $0.47. Net revenues on a managed basis totaled $5.6 billion, up 13 percent from $4.9 billion. The company's return on equity was 25.5 percent. These results reflected strong earnings growth in all business segments, and met the company's long-term targets of 12-15 percent earnings per share growth, at least 8 percent growth in revenues and a return on equity of 18-20 percent.

         TRAVEL RELATED SERVICES (TRS) reported record quarterly net income of $507 million, up 14 percent from $446 million in the third quarter a year ago.

         The TRS segment now includes earnings from Travelers Cheque (TC) operations, which were unchanged from year-ago levels. Excluding TC, net income for the remaining TRS business rose 15 percent from last year's third quarter. TC results had previously been included in the American Express Bank/TC segment.

         TRS net revenues increased 14 percent, reflecting higher billed business as well as strong growth in Cardmember loans. These improvements resulted from an increase of 5.6 million cards in force, up 13 percent from a year ago, and higher average spending per Cardmember. The higher spending was driven by several factors, including rewards programs and expanded merchant coverage. The net interest yield on Cardmember loans decreased from a year ago, but increased from second quarter levels. The year-to-year decline mainly reflects a higher percentage of loan balances on lower-rate products. Other revenues increased, primarily reflecting higher fee income.

         The provision for losses on the charge card and lending portfolios rose from the prior year as a result of higher volume, partly offset by improvement in credit quality in the lending portfolio. Charge Card interest expense grew as a result of higher volumes and an increased cost of funds. Other operating expenses rose, reflecting in part the cost of Cardmember loyalty programs, business growth and investment spending.

         The above discussion presents TRS results "on a managed basis" as if there had been no securitization transactions, which conforms to industry practice. The attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.

         On a reported basis, TRS results for the third quarter of 2000 included a securitization gain of $26 million ($17 million after-tax), compared with a similar gain of $55 million ($36 million after-tax) a year ago. These gains were offset by higher expenses related to card acquisition activities and therefore had no material impact on net income or total expenses.

         AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported quarterly net income of $269 million, up 12 percent from $240 million a year ago.

         Net revenues and earnings growth benefited from higher fee revenues due to an increase in managed assets, which was partially offset by narrower spreads on the investment portfolio. This increase reflected positive net sales and market appreciation over the past 12 months. AEFA reported increases in sales of mutual funds, annuities, and life and other insurance products. Human resources expenses rose primarily as a result of an increase in financial advisors' compensation, which reflected growth in sales and asset levels, the new advisor platforms, and an increase in the total number of financial advisors.

         AMERICAN EXPRESS BANK (AEB) reported quarterly net income of $7 million compared with $5 million a year ago.

         Results for the current quarter reflect greater commission and fee revenues and lower operating expenses, reflecting savings from reengineering initiatives. These were partially offset by a decline in net interest income, mainly due to higher funding costs.

         CORPORATE AND OTHER reported net expenses of $46 million, compared with $43 million a year ago.
         American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.


                                      * * *

Note: The 2000 Third Quarter Earnings Supplement will be available on the American Express Web site at http://ir.americanexpress.com. In addition, an investor conference call to discuss third quarter earnings results, operating performance and other topics that may be raised during the discussion will be held at 5 p.m. ET today. A live webcast of the conference call will be accessible at the American Express Web site at http://ir.americanexpress.com. A replay of the conference call will be available from October 23 through October 30 at that same Web address.

(Preliminary)
                            American Express Company
                            ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)

(Dollars in millions)

                                                                 Quarters Ended
                                                                   September 30,
                                                           ---------------------------   Percentage
                                                              2000           1999         Inc/(Dec)
                                                              ----           ----        ----------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                      $ 4,400        $ 3,864          14 %
  American Express Financial Advisors                            1,052            936          12
  American Express Bank                                            146            157          (7)
                                                           ------------   ------------
                                                                 5,598          4,957          13
  Corporate and Other,
    including adjustments and eliminations                         (44)          (37)         (21)
                                                           ------------   ------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                  $ 5,554        $ 4,920          13
                                                           ============   ============

Pretax Income
-------------
  Travel Related Services                                      $   721        $   630          14
  American Express Financial Advisors                              387            350          10
  American Express Bank                                              8              6          33
                                                           ------------   ------------
                                                                 1,116            986          13
  Corporate and Other                                              (87)           (79)         (8)
                                                           ------------   ------------

PRETAX INCOME                                                  $ 1,029        $   907          14
                                                           ============   ============

Net Income
----------
  Travel Related Services                                      $   507        $   446          14
  American Express Financial Advisors                              269            240          12
  American Express Bank                                              7              5          60
                                                           ------------   ------------
                                                                   783            691          13
  Corporate and Other                                              (46)           (43)         (7)
                                                           ------------   ------------

NET INCOME                                                     $   737        $   648          14
                                                           ============   ============


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.

(Preliminary)
                            American Express Company
                            ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)

(Dollars in millions)

                                                                 Nine Months Ended
                                                                    September 30,
                                                           ---------------------------   Percentage
                                                              2000           1999         Inc/(Dec)
                                                              ----           ----        ---------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                     $ 12,898       $ 11,125          16 %
  American Express Financial Advisors                            3,153          2,738          15
  American Express Bank                                            447            474          (6)
                                                           ------------   ------------
                                                                16,498         14,337          15
  Corporate and Other,
    including adjustments and eliminations                        (127)          (81)         (57)
                                                           ------------   ------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                 $ 16,371       $ 14,256          15
                                                           ============   ============

Pretax Income
-------------
  Travel Related Services                                     $  2,073       $  1,815          14
  American Express Financial Advisors                            1,138          1,015          12
  American Express Bank                                             26             21          23
                                                           ------------   ------------
                                                                 3,237          2,851          14
  Corporate and Other                                             (242)          (258)          7
                                                           ------------   ------------

PRETAX INCOME                                                 $  2,995       $  2,593          16
                                                           ============   ============

Net Income
----------
  Travel Related Services                                     $  1,460       $  1,286          14
  American Express Financial Advisors                              790            696          13
  American Express Bank                                             22             18          24
                                                           ------------   ------------
                                                                 2,272          2,000          14
  Corporate and Other                                             (139)          (131)         (6)
                                                           ------------   ------------

NET INCOME                                                    $  2,133       $  1,869          14
                                                           ============   ============


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.

(Preliminary)
                            American Express Company
                            ------------------------
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)

                                                                  Quarters Ended
                                                                   September 30,
                                                           ---------------------------   Percentage
                                                              2000           1999         Inc/(Dec)
                                                              ----           ----        ----------
EARNINGS PER SHARE
Basic
-----
  Earnings Per Common Share                                     $ 0.56         $ 0.48          17 %
                                                           ============   ============
  Average common shares outstanding (millions)                   1,326          1,338          (1)
                                                           ============   ============

Diluted
-------
  Earnings Per Common Share                                     $ 0.54         $ 0.47          15
                                                           ============   ============
  Average common shares outstanding (millions)                   1,361          1,369          (1)
                                                           ============   ============

Cash dividends declared per common share                        $ 0.08         $0.075           7
                                                           ============   ============


                                                                Nine Months Ended
                                                                  September 30,
                                                          ----------------------------   Percentage
                                                             2000            1999         Inc/(Dec)
                                                             ----            ----        ----------
EARNINGS PER SHARE
Basic
-----
  Earnings Per Common Share                                    $ 1.61          $ 1.39          16 %
                                                          ============    ============
  Average common shares outstanding (millions)                  1,328           1,341          (1)
                                                          ============    ============

Diluted
-------
  Earnings Per Common Share                                    $ 1.57          $ 1.36          15
                                                          ============    ============
  Average common shares outstanding (millions)                  1,361           1,369          (1)
                                                          ============    ============

Cash dividends declared per common share                       $ 0.24         $ 0.225           7
                                                          ============    ============

                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

                                                                  Quarters Ended
                                                                   September 30,
                                                           ---------------------------   Percentage
                                                              2000           1999         Inc/(Dec)
                                                              ----           ----        ----------
Return on Average Equity*                                   25.5 %            25.3 %         -
Common Shares Outstanding (millions)                         1,329           1,343          (1)%
Book Value per Common Share:
  Actual                                                    $ 8.44          $ 7.26          16 %
  Pro Forma*                                                $ 8.68          $ 7.47          16 %
Shareholders' Equity (billions)                             $ 11.2          $  9.7          15 %



                                                                  Nine Months Ended
                                                                    September 30,
                                                              ---------------------------- Percentage
                                                              2000            1999         Inc/(Dec)
                                                              ----            ----         ----------
Return on Average Equity*                                    25.5 %         25.3 %           -
Common Shares Outstanding (millions)                          1,329          1,343          (1)%
Book Value per Common Share:
  Actual                                                     $ 8.44         $ 7.26          16 %
  Pro Forma*                                                 $ 8.68         $ 7.47          16 %
Shareholders' Equity (billions)                              $ 11.2          $ 9.7          15 %



*  Excludes the effect of SFAS No. 115.

(Preliminary)
                            American Express Company
                            ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)
(Dollars in Millions)

                                                                     Quarters Ended
                                                                    ----------------

                                                                      September 30,
                                                                          2000
                                                                          ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                                   $ 4,400
  American Express Financial Advisors                                         1,052
  American Express Bank                                                         146
                                                                    ----------------
                                                                              5,598
  Corporate and Other,
    including adjustments and eliminations                                      (44)
                                                                    ----------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                               $ 5,554
                                                                    ================

Pretax Income
-------------
  Travel Related Services                                                   $   721
  American Express Financial Advisors                                           387
  American Express Bank                                                           8
                                                                    ----------------
                                                                              1,116
  Corporate and Other                                                           (87)
                                                                    ----------------

PRETAX INCOME                                                               $ 1,029
                                                                    ================

Net Income
----------
  Travel Related Services                                                   $   507
  American Express Financial Advisors                                           269
  American Express Bank                                                           7
                                                                    ----------------
                                                                                783
  Corporate and Other                                                           (46)
                                                                    ----------------

NET INCOME                                                                  $   737
                                                                    ================


                                                                     Quarters Ended
                                                                    ----------------
                                                                        June 30,
                                                                         2000
                                                                         ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                                   $ 4,372
  American Express Financial Advisors                                         1,081
  American Express Bank                                                         151
                                                                    ----------------
                                                                              5,604
  Corporate and Other,
    including adjustments and eliminations                                      (46)
                                                                    ----------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                               $ 5,558
                                                                    ================

Pretax Income
-------------
  Travel Related Services                                                   $   721
  American Express Financial Advisors                                           397
  American Express Bank                                                          10
                                                                    ----------------
                                                                              1,128
  Corporate and Other                                                           (82)
                                                                    ----------------

PRETAX INCOME                                                               $ 1,046
                                                                    ================

Net Income
----------
  Travel Related Services                                                   $   505
  American Express Financial Advisors                                           275
  American Express Bank                                                           7
                                                                    ----------------
                                                                                787
  Corporate and Other                                                           (47)
                                                                    ----------------

NET INCOME                                                                  $   740
                                                                    ================


                                                                     Quarters Ended
                                                                    ----------------
                                                                        March 31,
                                                                         2000
                                                                         ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                                   $ 4,127
  American Express Financial Advisors                                         1,019
  American Express Bank                                                         150
                                                                    ----------------
                                                                              5,296
  Corporate and Other,
    including adjustments and eliminations                                      (37)
                                                                    ----------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                               $ 5,259
                                                                    ================

Pretax Income
-------------
  Travel Related Services                                                   $   631
  American Express Financial Advisors                                           355
  American Express Bank                                                           8
                                                                    ----------------
                                                                                994
  Corporate and Other                                                           (74)
                                                                    ----------------

PRETAX INCOME                                                               $   920
                                                                    ================

Net Income
----------
  Travel Related Services                                                   $   448
  American Express Financial Advisors                                           245
  American Express Bank                                                           7
                                                                    ----------------
                                                                                700
  Corporate and Other                                                           (44)
                                                                    ----------------

NET INCOME                                                                  $   656
                                                                    ================


                                                                     Quarters Ended
                                                                    -----------------
                                                                       December 31,
                                                                           1999
                                                                           ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                                   $ 4,109
  American Express Financial Advisors                                           999
  American Express Bank                                                         147
                                                                    ----------------
                                                                              5,255
  Corporate and Other,
    including adjustments and eliminations                                      (28)
                                                                    ----------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                               $ 5,227
                                                                    ================

Pretax Income
-------------
  Travel Related Services                                                   $   567
  American Express Financial Advisors                                           347
  American Express Bank                                                           6
                                                                    ----------------
                                                                                920
  Corporate and Other                                                           (76)
                                                                    ----------------

PRETAX INCOME                                                               $   844
                                                                    ================

Net Income
----------
  Travel Related Services                                                   $   406
  American Express Financial Advisors                                           238
  American Express Bank                                                           4
                                                                    ----------------
                                                                                648
  Corporate and Other                                                           (42)
                                                                    ----------------

NET INCOME                                                                  $   606
                                                                    ================


                                                                    Quarters Ended
                                                                    ----------------

                                                                     September 30,
                                                                         1999
                                                                         ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                                   $ 3,864
  American Express Financial Advisors                                           936
  American Express Bank                                                         157
                                                                    ----------------
                                                                              4,957
  Corporate and Other,
    including adjustments and eliminations                                      (37)
                                                                    ----------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                               $ 4,920
                                                                    ================

Pretax Income
-------------
  Travel Related Services                                                   $   630
  American Express Financial Advisors                                           350
  American Express Bank                                                           6
                                                                    ----------------
                                                                                986
  Corporate and Other                                                           (79)
                                                                    ----------------

PRETAX INCOME                                                               $   907
                                                                    ================

Net Income
----------
  Travel Related Services                                                   $   446
  American Express Financial Advisors                                           240
  American Express Bank                                                           5
                                                                    ----------------
                                                                                691
  Corporate and Other                                                           (43)
                                                                    ----------------


NET INCOME                                                                  $   648
                                                                    ================

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.

(Preliminary)
                            American Express Company
                            ------------------------
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)

                                                                     Quarters Ended
                                                                    ----------------
                                                                     September 30,
                                                                         2000
                                                                         ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                                  $ 0.56
                                                                    ================
  Average common shares outstanding (millions)                                1,326
                                                                    ================

Diluted
-------
  Earnings Per Common Share                                                  $ 0.54
                                                                    ================
  Average common shares outstanding (millions)                                1,361
                                                                    ================

Cash dividends declared per common share                                     $ 0.08
                                                                    ================

                                                                     Quarters Ended
                                                                    ----------------
                                                                       June 30,
                                                                         2000
                                                                         ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                                 $  0.56
                                                                    ================
  Average common shares outstanding (millions)                                1,328
                                                                    ================

Diluted
-------
  Earnings Per Common Share                                                 $  0.54
                                                                    ================
  Average common shares outstanding (millions)                                1,361
                                                                    ================

Cash dividends declared per common share                                    $  0.08
                                                                    ================

                                                                     Quarters Ended
                                                                    ----------------
                                                                       March 31,
                                                                         2000
                                                                         ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                                 $  0.49
                                                                    ================
  Average common shares outstanding (millions)                                1,331
                                                                    ================

Diluted
-------
  Earnings Per Common Share                                                 $  0.48
                                                                    ================
  Average common shares outstanding (millions)                                1,362
                                                                    ================

Cash dividends declared per common share                                    $  0.08
                                                                    ================

                                                                     Quarters Ended
                                                                    ----------------
                                                                     December 31,
                                                                         1999
                                                                         ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                                 $  0.45
                                                                    ================
  Average common shares outstanding (millions)                                1,335
                                                                    ================

Diluted
-------
  Earnings Per Common Share                                                 $  0.44
                                                                    ================
  Average common shares outstanding (millions)                                1,369
                                                                    ================

Cash dividends declared per common share                                    $ 0.075
                                                                    ================

                                                                     Quarters Ended
                                                                    ----------------
                                                                     September 30,
                                                                         1999
                                                                         ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                                 $  0.48
                                                                    ================
  Average common shares outstanding (millions)                                1,338
                                                                    ================

Diluted
-------
  Earnings Per Common Share                                                 $  0.47
                                                                    ================
  Average common shares outstanding (millions)                                1,369
                                                                    ================

Cash dividends declared per common share                                    $ 0.075
                                                                    ================

                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

                                                                     Quarters Ended
                                                                    ----------------
                                                                      September 30,
                                                                         2000
                                                                         ----
Return On Average Equity*                                                  25.5%
Common Shares Outstanding (millions)                                       1,329
Book Value Per Common Share:
     Actual                                                             $   8.44
     Pro Forma*                                                         $   8.68
Shareholders' Equity (billions)                                         $   11.2

                                                                     Quarters Ended
                                                                    ----------------
                                                                       June 30,
                                                                         2000
                                                                         ----
Return On Average Equity*                                                  25.5%
Common Shares Outstanding (millions)                                       1,333
Book Value Per Common Share:
     Actual                                                             $   7.88
     Pro Forma*                                                         $   8.26
Shareholders' Equity (billions)                                         $   10.5

                                                                     Quarters Ended
                                                                    ----------------
                                                                       March 31,
                                                                         2000
                                                                         ----
Return On Average Equity*                                                25.4%
Common Shares Outstanding (millions)                                     1,334
Book Value Per Common Share:
     Actual                                                             $ 7.69
     Pro Forma*                                                         $ 7.96
Shareholders' Equity (billions)                                         $ 10.3

                                                                     Quarters Ended
                                                                    ----------------
                                                                       December 31,
                                                                           1999
                                                                           ----
Return On Average Equity*                                                  25.3%
Common Shares Outstanding (millions)                                       1,341
Book Value Per Common Share:
     Actual                                                             $   7.52
     Pro Forma*                                                         $   7.74
Shareholders' Equity (billions)                                         $   10.1

                                                                     Quarters Ended
                                                                    ----------------
                                                                       September 30,
                                                                           1999
                                                                           ----
Return On Average Equity*                                                  25.3%
Common Shares Outstanding (millions)                                       1,343
Book Value Per Common Share:
     Actual                                                             $   7.26
     Pro Forma*                                                         $   7.47
Shareholders' Equity (billions)                                         $    9.7


*  Excludes the effect of SFAS. No. 115.

 (Preliminary)
                                    Travel Related Services
                                    -----------------------
                                     Statements of Income
                                    --------------------
                                  (Unaudited, Managed Basis)


(Dollars in millions)

                                                           Quarters Ended
                                                            September 30,
                                                   ------------------------------    Percentage
                                                       2000             1999         Inc/(Dec)
                                                       ----             ----         ---------
Net Revenues:
  Discount Revenue                                      $ 1,963          $ 1,700         15.5 %
  Net Card Fees                                             420              399          5.3
  Lending:
    Finance Charge Revenue                                1,052              747         40.8
    Interest Expense                                        429              246         74.8
                                                   -------------     ------------
      Net Finance Charge Revenue                            623              501         24.2
  Travel Commissions and Fees                               433              448         (3.2)
  TC Investment Income                                      103               91         12.5
  Other Revenues                                            858              725         18.5
                                                   -------------     ------------
        Total Net Revenues                                4,400            3,864         13.9
                                                   -------------     ------------
Expenses:
  Marketing and Promotion                                   358              349          2.5
  Provision for Losses and Claims:
    Charge Card                                             273              247         10.6
    Lending                                                 386              312         23.8
    Other                                                    29               17         63.9
                                                   -------------     ------------
      Total                                                 688              576         19.4
  Charge Card Interest Expense                              362              259         40.2
  Human Resources                                         1,017              985          3.2
  Other Operating Expenses                                1,254            1,065         17.8
                                                   -------------     ------------
        Total Expenses                                    3,679            3,234         13.8
                                                   -------------     ------------
Pretax Income                                               721              630         14.4
Income Tax Provision                                        214              184         16.7
                                                   -------------     ------------
Net Income                                              $   507          $   446         13.5
                                                   =============     ============

These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $26 million ($17 million after-tax) and $55 million ($36 million after-tax) in the third quarters of 2000 and 1999, respectively, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.

(Preliminary)
                                  Travel Related Services
                                  -----------------------
                                   Statements of Income
                                   --------------------
                              (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                          Quarters Ended
                                                           September 30,
                                                   ------------------------------   Percentage
                                                       2000             1999         Inc/(Dec)
                                                       ----             ----         ---------
Net Revenues:
  Discount Revenue                                      $ 1,963          $ 1,700         15.5 %
  Net Card Fees                                             418              395          5.8
  Lending:
    Finance Charge Revenue                                  504              513         (1.9)
    Interest Expense                                        272              165         64.4
                                                   -------------     ------------
      Net Finance Charge Revenue                            232              348        (33.3)
  Travel Commissions and Fees                               433              448         (3.2)
  TC Investment Income                                      103               91         12.5
  Other Revenues                                          1,190              841         41.5
                                                   -------------     ------------
        Total Net Revenues                                4,339            3,823         13.5
                                                   -------------     ------------
Expenses:
  Marketing and Promotion                                   373              382         (2.3)
  Provision for Losses and Claims:
    Charge Card                                             236              222          6.5
    Lending                                                 267              187         43.1
    Other                                                    29               17         63.9
                                                   -------------     ------------
      Total                                                 532              426         24.9
  Charge Card Interest Expense                              312              208         50.5
  Net Discount Expense                                      119              105         13.3
  Human Resources                                         1,017              985          3.2
  Other Operating Expenses                                1,265            1,087         16.3
                                                   -------------     ------------
        Total Expenses                                    3,618            3,193         13.3
                                                   -------------     ------------
Pretax Income                                               721              630         14.4
Income Tax Provision                                        214              184         16.7
                                                   -------------     ------------
Net Income                                              $   507          $   446         13.5
                                                   =============     ============

(Preliminary)                   Travel Related Services
                                -----------------------
                            Selected Statistical Information
                            --------------------------------
                                    (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                           Quarters Ended
                                                            September 30,
                                                   ------------------------------   Percentage
                                                       2000             1999         Inc/(Dec)
                                                       ----             ----         ---------
Total Cards in Force (millions):
  United States                                            32.9             29.2         12.7 %
  Outside the United States                                17.5             15.6         12.6
                                                   -------------     ------------
      Total                                                50.4             44.8         12.6
                                                   =============     ============
Basic Cards in Force (millions):
  United States                                            25.8             22.9         12.7
  Outside the United States                                13.4             12.0         11.6
                                                   -------------     ------------
      Total                                                39.2             34.9         12.3
                                                   =============     ============
Card Billed Business:
  United States                                         $  56.2          $  47.1         19.4
  Outside the United States                                18.6             17.0          9.7
                                                   -------------     ------------
      Total                                             $  74.8          $  64.1         16.8
                                                   =============     ============

Average Discount Rate (A)                                  2.70 %           2.73 %          -
Average Basic Cardmember
  Spending (dollars) (A)                                $ 2,041          $ 1,935          5.5
Average Fee per Card - Managed (dollars) (A)            $    36          $    38         (5.3)
Non-Amex Brand (B):
  Cards in Force (millions)                                 0.6              0.2            #
  Billed Business                                       $   0.8          $   0.2            #
Travel Sales                                            $   5.4          $   5.5         (1.6)
  Travel Commissions and Fees/Sales (C)                     8.0 %            8.1 %          -
Travelers Cheque:
  Sales                                                 $   7.7          $   7.3          5.0
  Average Outstanding                                   $   6.9          $   6.5          6.3
  Average Investments                                   $   6.7          $   6.2          6.5
  Tax Equivalent Yield                                      8.8 %            8.8 %          -
Total Debt                                              $  35.2          $  30.8         14.2
Shareholder's Equity                                    $   6.3          $   5.7         10.5
Return on Average Equity (D)                               32.6 %           30.5 %          -
Return on Average Assets (D)                                3.0 %            3.1 %          -

(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excluding the effect of SFAS No. 115.
 #  Denotes variance of more than 100%.

(Preliminary)
                             Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                            (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                                           Quarters Ended
                                                           September 30,
                                                   ------------------------------   Percentage
                                                       2000             1999         Inc/(Dec)
                                                       ----             ----         ---------
Charge Card Receivables:
  Total Receivables                                     $  28.1          $  25.3         11.0 %
  90 Days Past Due as a % of Total                        2.3 %            2.5 %            -
  Loss Reserves (millions)                                $ 987            $ 907          8.8
    % of Receivables                                      3.5 %            3.6 %            -
    % of 90 Days Past Due                                 152 %            144 %            -
  Net Loss Ratio                                         0.37 %           0.41 %            -

U.S. Cardmember Lending:
  Total Loans                                           $  27.1          $  20.6         31.7
  Past Due Loans as a % of Total:
    30-89 Days                                            1.8 %            2.0 %            -
    90+ Days                                              0.8 %            0.8 %            -
  Loss Reserves (millions):
    Beginning Balance                                   $   686          $   602         13.9
      Provision                                             328              264         24.2
      Net Charge-Offs/Other                                (283)            (230)        22.8
                                                   -------------     ------------
    Ending Balance                                      $   731          $   636         15.0
                                                   =============     ============
    % of Loans                                            2.7 %            3.1 %            -
    % of Past Due                                         103 %            111 %            -
  Average Loans                                         $  26.6          $  19.8         34.8
  Net Write-Off Rate                                      4.3 %            4.7 %            -
  Net Interest Yield                                      7.8 %            8.5 %            -

(Preliminary)
                             Travel Related Services
                             -----------------------
                             Statements of Income
                             --------------------
                           (Unaudited, Managed Basis)
(Dollars in millions)

                                                       Quarters Ended
                                                      -----------------
                                                         September 30,
                                                             2000
                                                             ----
Net Revenues:
  Discount Revenue                                            $ 1,963
  Net Card Fees                                                   420
  Lending:
    Finance Charge Revenue                                      1,052
    Interest Expense                                              429
                                                      ----------------
      Net Finance Charge Revenue                                  623
  Travel Commissions and Fees                                     433
  TC Investment Income                                            103
  Other Revenues                                                  858
                                                      ----------------
        Total Net Revenues                                      4,400
                                                      ----------------
Expenses:
  Marketing and Promotion                                         358
  Provision for Losses and Claims:
    Charge Card                                                   273
    Lending                                                       386
    Other                                                          29
                                                      ----------------
      Total                                                       688
  Charge Card Interest Expense                                    362
  Human Resources                                               1,017
  Other Operating Expenses                                      1,254
                                                      ----------------
        Total Expenses                                          3,679
                                                      ----------------
Pretax Income                                                     721
Income Tax Provision                                              214
                                                      ----------------
Net Income                                                    $   507
                                                      ================

                                                        Quarters Ended
                                                      -----------------
                                                              June 30,
                                                               2000
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 1,949
  Net Card Fees                                                   411
  Lending:
    Finance Charge Revenue                                        948
    Interest Expense                                              385
                                                      ----------------
      Net Finance Charge Revenue                                  563
  Travel Commissions and Fees                                     507
  TC Investment Income                                             98
  Other Revenues                                                  844
                                                      ----------------
        Total Net Revenues                                      4,372
                                                      ----------------
Expenses:
  Marketing and Promotion                                         345
  Provision for Losses and Claims:
    Charge Card                                                   344
    Lending                                                       332
    Other                                                          28
                                                      ----------------
      Total                                                       704
  Charge Card Interest Expense                                    350
  Human Resources                                               1,048
  Other Operating Expenses                                      1,204
                                                      ----------------
        Total Expenses                                          3,651
                                                      ----------------
Pretax Income                                                     721
Income Tax Provision                                              216
                                                      ----------------
Net Income                                                    $   505
                                                      ================

                                                       Quarters Ended
                                                      -----------------
                                                             March 31,
                                                               2000
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 1,805
  Net Card Fees                                                   405
  Lending:
    Finance Charge Revenue                                        887
    Interest Expense                                              332
                                                      ----------------
      Net Finance Charge Revenue                                  555
  Travel Commissions and Fees                                     438
  TC Investment Income                                             91
  Other Revenues                                                  833
                                                      ----------------
        Total Net Revenues                                      4,127
                                                      ----------------
Expenses:
  Marketing and Promotion                                         331
  Provision for Losses and Claims:
    Charge Card                                                   278
    Lending                                                       335
    Other                                                          29
                                                      ----------------
      Total                                                       642
  Charge Card Interest Expense                                    314
  Human Resources                                               1,016
  Other Operating Expenses                                      1,193
                                                      ----------------
        Total Expenses                                          3,496
                                                      ----------------
Pretax Income                                                     631
Income Tax Provision                                              183
                                                      ----------------
Net Income                                                    $   448
                                                      ================

                                                       Quarters Ended
                                                      -----------------
                                                           December 31,
                                                              1999
                                                              ----
Net Revenues:
  Discount Revenue                                            $ 1,865
  Net Card Fees                                                   408
  Lending:
    Finance Charge Revenue                                        802
    Interest Expense                                              302
                                                      ----------------
      Net Finance Charge Revenue                                  500
  Travel Commissions and Fees                                     459
  TC Investment Income                                             88
  Other Revenues                                                  789
                                                      ----------------
        Total Net Revenues                                      4,109
                                                      ----------------
Expenses:
  Marketing and Promotion                                         344
  Provision for Losses and Claims:
    Charge Card                                                   227
    Lending                                                       332
    Other                                                          24
                                                      ----------------
      Total                                                       583
  Charge Card Interest Expense                                    300
  Human Resources                                               1,033
  Other Operating Expenses                                      1,282
                                                      ----------------
        Total Expenses                                          3,542
                                                      ----------------
Pretax Income                                                     567
Income Tax Provision                                              161
                                                      ----------------
Net Income                                                    $   406
                                                      ================

                                                        Quarters Ended
                                                      -----------------
                                                         September 30,
                                                             1999
                                                             ----
Net Revenues:
  Discount Revenue                                            $ 1,700
  Net Card Fees                                                   399
  Lending:
    Finance Charge Revenue                                        747
    Interest Expense                                              246
                                                      ----------------
      Net Finance Charge Revenue                                  501
  Travel Commissions and Fees                                     448
  TC Investment Income                                             91
  Other Revenues                                                  725
                                                      ----------------
        Total Net Revenues                                      3,864
                                                      ----------------
Expenses:
  Marketing and Promotion                                         349
  Provision for Losses and Claims:
    Charge Card                                                   247
    Lending                                                       312
    Other                                                          17
                                                      ----------------
      Total                                                       576
  Charge Card Interest Expense                                    259
  Human Resources                                                 985
  Other Operating Expenses                                      1,065
                                                      ----------------
        Total Expenses                                          3,234
                                                      ----------------
Pretax Income                                                     630
Income Tax Provision                                              184
                                                      ----------------
Net Income                                                    $   446
                                                      ================


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $26 million ($17 million after-tax) in the third quarter of 2000, $80 million ($52 million after-tax) in the second quarter of 2000, $36 million ($23 million after-tax) in the first quarter of 2000 and $55 million ($36 million after-tax) in the third quarter of 1999, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in any quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.

(Preliminary)
                             Travel Related Services
                             -----------------------
                              Statements of Income
                              --------------------
                           (Unaudited, GAAP Reporting Basis)
(Dollars in millions)

                                                        Quarters Ended
                                                      -----------------
                                                          September 30,
                                                               2000
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 1,963
  Net Card Fees                                                   418
  Lending:
    Finance Charge Revenue                                        504
    Interest Expense                                              272
                                                      ----------------
      Net Finance Charge Revenue                                  232
  Travel Commissions and Fees                                     433
  TC Investment Income                                            103
  Other Revenues                                                1,190
                                                      ----------------
        Total Net Revenues                                      4,339
                                                      ----------------
Expenses:
  Marketing and Promotion                                         373
  Provision for Losses and Claims:
    Charge Card                                                   236
    Lending                                                       267
    Other                                                          29
                                                      ----------------
      Total                                                       532
  Charge Card Interest Expense                                    312
  Net Discount Expense                                            119
  Human Resources                                               1,017
  Other Operating Expenses                                      1,265
                                                      ----------------
        Total Expenses                                          3,618
                                                      ----------------
Pretax Income                                                     721
Income Tax Provision                                              214
                                                      ----------------
Net Income                                                    $   507
                                                      ================


                                                        Quarters Ended
                                                      ----------------
                                                             June 30,
                                                              2000
                                                              ----

Net Revenues:
  Discount Revenue                                            $ 1,949
  Net Card Fees                                                   411
  Lending:
    Finance Charge Revenue                                        500
    Interest Expense                                              258
                                                      ----------------
      Net Finance Charge Revenue                                  242
  Travel Commissions and Fees                                     507
  TC Investment Income                                             98
  Other Revenues                                                1,117
                                                      ----------------
        Total Net Revenues                                      4,324
                                                      ----------------
Expenses:
  Marketing and Promotion                                         393
  Provision for Losses and Claims:
    Charge Card                                                   302
    Lending                                                       170
    Other                                                          28
                                                      ----------------
      Total                                                       500
  Charge Card Interest Expense                                    295
  Net Discount Expense                                            131
  Human Resources                                               1,048
  Other Operating Expenses                                      1,236
                                                      ----------------
        Total Expenses                                          3,603
                                                      ----------------
Pretax Income                                                     721
Income Tax Provision                                              216
                                                      ----------------
Net Income                                                    $   505
                                                      ================

                                                        Quarters Ended
                                                      -----------------
                                                            March 31,
                                                              2000
                                                              ----
Net Revenues:
  Discount Revenue                                            $ 1,805
  Net Card Fees                                                   405
  Lending:
    Finance Charge Revenue                                        524
    Interest Expense                                              231
                                                      ----------------
      Net Finance Charge Revenue                                  293
  Travel Commissions and Fees                                     438
  TC Investment Income                                             91
  Other Revenues                                                1,006
                                                      ----------------
        Total Net Revenues                                      4,038
                                                      ----------------
Expenses:
  Marketing and Promotion                                         352
  Provision for Losses and Claims:
    Charge Card                                                   241
    Lending                                                       175
    Other                                                          29
                                                      ----------------
      Total                                                       445
  Charge Card Interest Expense                                    260
  Net Discount Expense                                            126
  Human Resources                                               1,016
  Other Operating Expenses                                      1,208
                                                      ----------------
        Total Expenses                                          3,407
                                                      ----------------
Pretax Income                                                     631
Income Tax Provision                                              183
                                                      ----------------
Net Income                                                    $   448
                                                      ================


                                                        Quarters Ended
                                                      -----------------
                                                           December 31,
                                                               1999
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 1,865
  Net Card Fees                                                   408
  Lending:
    Finance Charge Revenue                                        526
    Interest Expense                                              197
                                                      ----------------
      Net Finance Charge Revenue                                  329
  Travel Commissions and Fees                                     459
  TC Investment Income                                             88
  Other Revenues                                                  902
                                                      ----------------
        Total Net Revenues                                      4,051
                                                      ----------------
Expenses:
  Marketing and Promotion                                         344
  Provision for Losses and Claims:
    Charge Card                                                   213
    Lending                                                       241
    Other                                                          24
                                                      ----------------
      Total                                                       478
  Charge Card Interest Expense                                    246
  Net Discount Expense                                            101
  Human Resources                                               1,033
  Other Operating Expenses                                      1,282
                                                      ----------------
        Total Expenses                                          3,484
                                                      ----------------
Pretax Income                                                     567
Income Tax Provision                                              161
                                                      ----------------
Net Income                                                    $   406
                                                      ================

                                                        Quarters Ended
                                                      -----------------
                                                          September 30,
                                                               1999
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 1,700
  Net Card Fees                                                   395
  Lending:
    Finance Charge Revenue                                        513
    Interest Expense                                              165
                                                      ----------------
      Net Finance Charge Revenue                                  348
  Travel Commissions and Fees                                     448
  TC Investment Income                                             91
  Other Revenues                                                  841
                                                      ----------------
        Total Net Revenues                                      3,823
                                                      ----------------
Expenses:
  Marketing and Promotion                                         382
  Provision for Losses and Claims:
    Charge Card                                                   222
    Lending                                                       187
    Other                                                          17
                                                      ----------------
      Total                                                       426
  Charge Card Interest Expense                                    208
  Net Discount Expense                                            105
  Human Resources                                                 985
  Other Operating Expenses                                      1,087
                                                      ----------------
        Total Expenses                                          3,193
                                                      ----------------
Pretax Income                                                     630
Income Tax Provision                                              184
                                                      ----------------
Net Income                                                    $   446
                                                      ================

(Preliminary)
                           Travel Related Services
                           -----------------------
                     Selected Statistical Information
                     --------------------------------
                              (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                       Quarters Ended
                                                      ----------------
                                                        September 30,
                                                            2000
                                                            ----
Total Cards in Force (millions):
  United States                                                  32.9
  Outside the United States                                      17.5
                                                      ----------------
      Total                                                      50.4
                                                      ================
Basic Cards in Force (millions):
  United States                                                  25.8
  Outside the United States                                      13.4
                                                      ----------------
      Total                                                      39.2
                                                      ================
Card Billed Business:
  United States                                               $  56.2
  Outside the United States                                      18.6
                                                      ----------------
      Total                                                   $  74.8
                                                      ================
Average Discount Rate (A)                                      2.70 %
Average Basic Cardmember
  Spending (dollars) (A)                                      $ 2,041
Average Fee per Card - Managed (dollars) (A)                  $    36
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.6
  Billed Business                                             $   0.8
Travel Sales                                                  $   5.4
  Travel Commissions and Fees/Sales (C)                         8.0 %
Travelers Cheque:
  Sales                                                       $   7.7
  Average Outstanding                                         $   6.9
  Average Investments                                         $   6.7
  Tax Equivalent Yield                                          8.8 %
Total Debt                                                    $  35.2
Shareholder's Equity                                          $   6.3
Return on Average Equity (D)                                    32.6%
Return on Average Assets (D)                                     3.0%

                                                       Quarters Ended
                                                      -----------------
                                                           June 30,
                                                             2000
                                                             ----
Total Cards in Force (millions):
  United States                                                  32.5
  Outside the United States                                      16.9
                                                      ----------------
      Total                                                      49.4
                                                      ================
Basic Cards in Force (millions):
  United States                                                  25.3
  Outside the United States                                      12.9
                                                      ----------------
      Total                                                      38.2
                                                      ================
Card Billed Business:
  United States                                               $  55.8
  Outside the United States                                      18.7
                                                      ----------------
      Total                                                   $  74.5
                                                      ================
Average Discount Rate (A)                                      2.69 %
Average Basic Cardmember
  Spending (dollars) (A)                                      $ 2,085
Average Fee per Card - Managed (dollars) (A)                  $    36
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.6
  Billed Business                                             $   0.7
Travel Sales                                                  $   6.2
  Travel Commissions and Fees/Sales (C)                         8.2 %
Travelers Cheque:
  Sales                                                       $   6.7
  Average Outstanding                                         $   6.5
  Average Investments                                         $   6.2
  Tax Equivalent Yield                                          8.9 %
Total Debt                                                    $  31.1
Shareholder's Equity                                          $   6.0
Return on Average Equity (D)                                   32.2 %
Return on Average Assets (D)                                    3.0 %

                                                       Quarters Ended
                                                       --------------
                                                           March 31,
                                                              2000
                                                              ----
Total Cards in Force (millions):
  United States                                                  31.4
  Outside the United States                                      16.5
                                                      ----------------
      Total                                                      47.9
                                                      ================
Basic Cards in Force (millions):
  United States                                                  24.5
  Outside the United States                                      12.6
                                                      ----------------
      Total                                                      37.1
                                                      ================
Card Billed Business:
  United States                                               $  50.6
  Outside the United States                                      17.7
                                                      ----------------
      Total                                                   $  68.3
                                                      ================
Average Discount Rate (A)                                      2.72 %
Average Basic Cardmember
  Spending (dollars) (A)                                      $ 1,980
Average Fee per Card - Managed (dollars) (A)                  $    37
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.6
  Billed Business                                             $   0.5
Travel Sales                                                  $   5.5
  Travel Commissions and Fees/Sales (C)                         8.0 %
Travelers Cheque:
  Sales                                                       $   5.1
  Average Outstanding                                         $   6.1
  Average Investments                                         $   6.0
  Tax Equivalent Yield                                          8.9 %
Total Debt                                                    $  33.9
Shareholder's Equity                                          $   5.8
Return on Average Equity (D)                                   31.6 %
Return on Average Assets (D)                                    3.0 %

                                                       Quarters Ended
                                                      ----------------
                                                        December 31,
                                                            1999
                                                            ----
Total Cards in Force (millions):
  United States                                                  29.9
  Outside the United States                                      16.1
                                                      ----------------
      Total                                                      46.0
                                                      ================
Basic Cards in Force (millions):
  United States                                                  23.4
  Outside the United States                                      12.3
                                                      ----------------
      Total                                                      35.7
                                                      ================
Card Billed Business:
  United States                                               $  51.7
  Outside the United States                                      19.1
                                                      ----------------
      Total                                                   $  70.8
                                                      ================
Average Discount Rate (A)                                      2.71 %
Average Basic Cardmember
  Spending (dollars) (A)                                      $ 2,102
Average Fee per Card - Managed (dollars) (A)                  $    38
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.3
  Billed Business                                             $   0.2
Travel Sales                                                  $   5.6
  Travel Commissions and Fees/Sales (C)                         8.2 %
Travelers Cheque:
  Sales                                                       $   5.4
  Average Outstanding                                         $   6.1
  Average Investments                                         $   5.9
  Tax Equivalent Yield                                          8.8 %
Total Debt                                                    $  35.7
Shareholder's Equity                                          $   5.5
Return on Average Equity (D)                                   31.2 %
Return on Average Assets (D)                                    3.1 %

                                                       Quarters Ended
                                                      ------------------
                                                        September 30,
                                                            1999
                                                            ----
Total Cards in Force (millions):
  United States                                                  29.2
  Outside the United States                                      15.6
                                                      ----------------
      Total                                                      44.8
                                                      ================
Basic Cards in Force (millions):
  United States                                                  22.9
  Outside the United States                                      12.0
                                                      ----------------
      Total                                                      34.9
                                                      ================
Card Billed Business:
  United States                                               $  47.1
  Outside the United States                                      17.0
                                                      ----------------
      Total                                                   $  64.1
                                                      ================
Average Discount Rate (A)                                      2.73 %
Average Basic Cardmember
  Spending (dollars) (A)                                      $ 1,935
Average Fee per Card - Managed (dollars) (A)                  $    38
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.2
  Billed Business                                             $   0.2
Travel Sales                                                  $   5.5
  Travel Commissions and Fees/Sales (C)                         8.1 %
Travelers Cheque:
  Sales                                                       $   7.3
  Average Outstanding                                         $   6.5
  Average Investments                                         $   6.2
  Tax Equivalent Yield                                          8.8 %
Total Debt                                                    $  30.8
Shareholder's Equity                                          $   5.7
Return on Average Equity (D)                                   30.5 %
Return on Average Assets (D)                                    3.1 %

(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excluding the effect of SFAS No. 115.

(Preliminary)
                             Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                 --------------------------------------------
                         (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                                       Quarters Ended
                                                      ----------------
                                                         September 30,
                                                             2000
                                                             ----
Charge Card Receivables:
  Total Receivables                                           $  28.1
  90 Days Past Due as a % of Total                              2.3 %
  Loss Reserves (millions)                                      $ 987
    % of Receivables                                            3.5 %
    % of 90 Days Past Due                                       152 %
  Net Loss Ratio                                               0.37 %

U.S. Cardmember Lending:
  Total Loans                                                 $  27.1
  Past Due Loans as a % of Total:
    30-89 Days                                                  1.8 %
    90+ Days                                                    0.8 %
  Loss Reserves (millions):
    Beginning Balance                                         $   686
      Provision                                                   328
      Net Charge-Offs/Other                                      (283)
                                                      ----------------
    Ending Balance                                            $   731
                                                      ================
    % of Loans                                                  2.7 %
    % of Past Due                                               103 %
  Average Loans                                               $  26.6
  Net Write-Off Rate                                            4.3 %
  Net Interest Yield                                            7.8 %

                                                          Quarters Ended
                                                      ------------------
                                                             June 30,
                                                               2000
                                                               ----
Charge Card Receivables:
  Total Receivables                                           $  27.4
  90 Days Past Due as a % of Total                              2.4 %
  Loss Reserves (millions)                                    $   986
    % of Receivables                                            3.6 %
    % of 90 Days Past Due                                       153 %
  Net Loss Ratio                                               0.36 %

U.S. Cardmember Lending:
  Total Loans                                                 $  25.9
  Past Due Loans as a % of Total:
    30-89 Days                                                  1.6 %
    90+ Days                                                    0.8 %
  Loss Reserves (millions):
    Beginning Balance                                         $   689
      Provision                                                   268
      Net Charge-Offs/Other                                      (271)
                                                      ----------------
    Ending Balance                                            $   686
                                                      ================
    % of Loans                                                  2.6 %
    % of Past Due                                               109 %
  Average Loans                                               $  25.2
  Net Write-Off Rate                                            4.4 %
  Net Interest Yield                                            7.4 %

                                                       Quarters Ended
                                                      -----------------
                                                            March 31,
                                                              2000
                                                              ----
Charge Card Receivables:
  Total Receivables                                           $  26.8
  90 Days Past Due as a % of Total                              2.6 %
  Loss Reserves (millions)                                    $   894
    % of Receivables                                            3.3 %
    % of 90 Days Past Due                                       129 %
  Net Loss Ratio                                               0.34 %

U.S. Cardmember Lending:
  Total Loans                                                 $  24.2
  Past Due Loans as a % of Total:
    30-89 Days                                                  1.8 %
    90+ Days                                                    0.8 %
  Loss Reserves (millions):
    Beginning Balance                                         $   672
      Provision                                                   285
      Net Charge-Offs/Other                                      (268)
                                                      ----------------
    Ending Balance                                            $   689
                                                      ================
    % of Loans                                                  2.8 %
    % of Past Due                                               109 %
  Average Loans                                               $  23.6
  Net Write-Off Rate                                            4.6 %
  Net Interest Yield                                            7.8 %

                                                       Quarters Ended
                                                      ---------------
                                                         December 31,
                                                             1999
                                                             ----
Charge Card Receivables:
  Total Receivables                                           $  27.0
  90 Days Past Due as a % of Total                              2.5 %
  Loss Reserves (millions)                                      $ 857
    % of Receivables                                            3.2 %
    % of 90 Days Past Due                                       126 %
  Net Loss Ratio                                               0.40 %

U.S. Cardmember Lending:
  Total Loans                                                 $  23.4
  Past Due Loans as a % of Total:
    30-89 Days                                                  1.8 %
    90+ Days                                                    0.8 %
  Loss Reserves (millions):
    Beginning Balance                                         $   636
      Provision                                                   277
      Net Charge-Offs/Other                                      (241)
                                                      ----------------
    Ending Balance                                            $   672
                                                      ================
    % of Loans                                                  2.9 %
    % of Past Due                                               110 %
  Average Loans                                               $  21.7
  Net Write-Off Rate                                            4.5 %
  Net Interest Yield                                            7.7 %

                                                       Quarters Ended
                                                      ---------------
                                                        September 30
                                                            1999
                                                            ----
Charge Card Receivables:
  Total Receivables                                     $    25.3
  90 Days Past Due as a % of Total                          2.5 %
  Loss Reserves (millions)                                  $ 907
    % of Receivables                                        3.6 %
    % of 90 Days Past Due                                   144 %
  Net Loss Ratio                                           0.41 %

U.S. Cardmember Lending:
  Total Loans                                           $    20.6
  Past Due Loans as a % of Total:
    30-89 Days                                              2.0 %
    90+ Days                                                0.8 %
  Loss Reserves (millions):
    Beginning Balance                                   $     602
      Provision                                               264
      Net Charge-Offs/Other                                  (230)
                                                      ------------
    Ending Balance                                      $     636
                                                      ============
    % of Loans                                              3.1 %
    % of Past Due                                           111 %
  Average Loans                                         $    19.8
  Net Write-Off Rate                                        4.7 %
  Net Interest Yield                                        8.5 %

(Preliminary)
                       American Express Financial Advisors
                       -----------------------------------
                             Statements of Income
                             --------------------
                                 (Unaudited)
(Dollars in millions)

                                                     Quarters Ended
                                                     September 30,
                                              ----------------------------   Percentage
                                                 2000            1999        Inc/(Dec)
                                                 ----            ----        ---------
Net Revenues:
  Investment Income                                 $ 582           $ 566         2.8 %
  Management and Distribution Fees                    700             578        21.0
  Other Revenues                                      259             224        15.6
                                              ------------    ------------
    Total Revenues                                  1,541           1,368        12.6
  Provision for Losses and Benefits:
    Annuities                                         254             251         1.0
    Insurance                                         146             135         8.2
    Investment Certificates                            89              46        94.4
                                              ------------    ------------
      Total                                           489             432        13.1
                                              ------------    ------------
    Net Revenues                                    1,052             936        12.4
                                              ------------    ------------

Expenses:
  Human Resources                                     527             456        15.5
  Other Operating Expenses                            138             130         6.8
                                              ------------    ------------
    Total Expenses                                    665             586        13.6
                                              ------------    ------------
Pretax Income                                         387             350        10.3
Income Tax Provision                                  118             110         6.8
                                              ------------    ------------
Net Income                                          $ 269          $  240        12.0
                                              ============    ============

(Preliminary)
                       American Express Financial Advisors
                       -----------------------------------
                         Selected Statistical Information
                         --------------------------------
                                  (Unaudited)

(Dollars in millions, except where indicated)

                                                     Quarters Ended
                                                      September 30,
                                              ----------------------------  Percentage
                                                 2000            1999        Inc/(Dec)
                                                 ----            ----        ---------
Investments (billions)                            $  30.0         $  30.7        (2.5)%
Client Contract Reserves (billions)               $  31.0         $  31.0         0.1
Shareholder's Equity (billions)                   $   4.2         $   3.9         8.1
Return On Average Equity*                          23.1 %          22.8 %           -

Life Insurance in Force (billions)                $  95.8         $  86.3        11.0
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions               $  55.9         $  48.2        15.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                      36.6            28.9        26.8
        Other Owned Assets                           40.6            38.1         6.4
                                              ------------    ------------
          Total Owned Assets                         77.2            67.0        15.2
      Managed Assets                                122.0            99.5        22.7
      Administered Assets                            38.0            21.1        80.3
                                              ------------    ------------
        Total                                     $ 293.1         $ 235.8        24.3
                                              ============    ============
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                       $  (203)        $  (986)       79.4
    Other Owned Assets                            $   163         $  (273)          -
  Total Managed Assets                            $   (76)        $(5,318)       98.6

Cash Sales:
  Mutual Funds                                    $11,698         $ 8,304        40.9
  Annuities                                         1,465           1,190        23.2
  Investment Certificates                             868           1,061       (18.2)
  Life and Other Insurance Products                   220             196        12.1
  Institutional                                     1,169             909        28.6
  Other                                               815             953       (14.6)
                                              ------------    ------------
Total Cash Sales                                  $16,235         $12,613        28.7
                                              ============    ============

Number of Financial Advisors                       12,137          10,631        14.2
Fees From Financial Plans and Advice Services     $  26.1         $  22.3        16.9
Percentage of Total Sales From Financial Plans
  and Advice Services                              69.2 %          67.7 %           -


*  Excluding the effect of SFAS No. 115.
Note: In the first quarter of 2000, reporting of data related to cash sales and assets owned, managed and administered was revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.

(Preliminary)
                       American Express Financial Advisors
                       -----------------------------------
                               Statements of Income
                               --------------------
                                   (Unaudited)
(Dollars in millions)
                                                              Quarters Ended
                                                            ----------------
                                                               September 30,
                                                                  2000
                                                                  ----
Net Revenues:
  Investment Income                                                  $ 582
  Management and Distribution Fees                                     700
  Other Revenues                                                       259
                                                            ---------------
    Total Revenues                                                   1,541
  Provision for Losses and Benefits:
    Annuities                                                          254
    Insurance                                                          146
    Investment Certificates                                             89
                                                            ---------------
      Total                                                            489
                                                            ---------------
    Net Revenues                                                     1,052
                                                            ---------------

Expenses:
  Human Resources                                                      527
  Other Operating Expenses                                             138
                                                            ---------------
    Total Expenses                                                     665
                                                            ---------------
Pretax Income                                                          387
Income Tax Provision                                                   118
                                                            ---------------
Net Income                                                           $ 269
                                                            ===============

                                                              Quarters Ended
                                                            ----------------
                                                                 June 30,
                                                                   2000
                                                                   ----
Net Revenues:
  Investment Income                                                  $ 592
  Management and Distribution Fees                                     701
  Other Revenues                                                       248
                                                            ---------------
    Total Revenues                                                   1,541
  Provision for Losses and Benefits:
    Annuities                                                          254
    Insurance                                                          138
    Investment Certificates                                             68
                                                            ---------------
      Total                                                            460
                                                            ---------------
    Net Revenues                                                     1,081
                                                            ---------------

Expenses:
  Human Resources                                                      528
  Other Operating Expenses                                             156
                                                            ---------------
    Total Expenses                                                     684
                                                            ---------------
Pretax Income                                                          397
Income Tax Provision                                                   122
                                                            ---------------
Net Income                                                           $ 275
                                                            ===============

                                                              Quarters Ended
                                                            ----------------
                                                                 March 31,
                                                                   2000
                                                                   ----
Net Revenues:
  Investment Income                                                  $ 572
  Management and Distribution Fees                                     688
  Other Revenues                                                       246
                                                            ---------------
    Total Revenues                                                   1,506
  Provision for Losses and Benefits:
    Annuities                                                          259
    Insurance                                                          139
    Investment Certificates                                             89
                                                            ---------------
      Total                                                            487
                                                            ---------------
    Net Revenues                                                     1,019
                                                            ---------------

Expenses:
  Human Resources                                                      498
  Other Operating Expenses                                             166
                                                            ---------------
    Total Expenses                                                     664
                                                            ---------------
Pretax Income                                                          355
Income Tax Provision                                                   110
                                                            ---------------
Net Income                                                           $ 245
                                                            ===============

                                                              Quarters Ended
                                                            ------------------
                                                                December 31,
                                                                 1999
                                                                 ----
Net Revenues:
  Investment Income                                                  $ 668
  Management and Distribution Fees                                     616
  Other Revenues                                                       245
                                                            ---------------
    Total Revenues                                                   1,529
  Provision for Losses and Benefits:
    Annuities                                                          276
    Insurance                                                          130
    Investment Certificates                                            124
                                                            ---------------
      Total                                                            530
                                                            ---------------
    Net Revenues                                                       999
                                                            ---------------

Expenses:
  Human Resources                                                      443
  Other Operating Expenses                                             209
                                                            ---------------
    Total Expenses                                                     652
                                                            ---------------
Pretax Income                                                          347
Income Tax Provision                                                   109
                                                            ---------------
Net Income                                                           $ 238
                                                            ===============

                                                              Quarters Ended
                                                            -----------------
                                                                September 30,
                                                                    1999
                                                                    ----
Net Revenues:
  Investment Income                                                  $ 566
  Management and Distribution Fees                                     578
  Other Revenues                                                       224
                                                            ---------------
    Total Revenues                                                   1,368
  Provision for Losses and Benefits:
    Annuities                                                          251
    Insurance                                                          135
    Investment Certificates                                             46
                                                            ---------------
      Total                                                            432
                                                            ---------------
    Net Revenues                                                       936
                                                            ---------------

Expenses:
  Human Resources                                                      456
  Other Operating Expenses                                             130
                                                            ---------------
    Total Expenses                                                     586
                                                            ---------------
Pretax Income                                                          350
Income Tax Provision                                                   110
                                                            ---------------
Net Income                                                           $ 240
                                                            ===============

(Preliminary)
                       American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                (Unaudited)

(Dollars in millions, except where indicated)

                                                              Quarters Ended
                                                            -----------------
                                                                September 30,
                                                                  2000
                                                                  ----
Investments (billions)                                             $  30.0
Client Contract Reserves (billions)                                $  31.0
Shareholder's Equity (billions)                                    $   4.2
Return on Average Equity*                                           23.1 %

Life Insurance in Force (billions)                                 $  95.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                $  55.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                       36.6
        Other Owned Assets                                            40.6
                                                            ---------------
          Total Owned Assets                                          77.2
      Managed Assets                                                 122.0
      Administered Assets                                             38.0
                                                            ---------------
        Total                                                      $ 293.1
                                                            ===============
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                        $  (203)
    Other Owned Assets                                             $   163
  Total Managed Assets                                             $   (76)

Cash Sales:
  Mutual Funds                                                     $11,698
  Annuities                                                          1,465
  Investment Certificates                                              868
  Life and Other Insurance Products                                    220
  Institutional                                                      1,169
  Other                                                                815
                                                            ---------------
Total Cash Sales                                                   $16,235
                                                            ===============

Number of Financial Advisors                                        12,137
Fees from Financial Plans and Advice Services                      $  26.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                               69.2 %

                                                              Quarters Ended
                                                            -----------------
                                                                  June 30,
                                                                    2000
                                                                    ----
Investments (billions)                                             $   30.0
Client Contract Reserves (billions)                                $   31.0
Shareholder's Equity (billions)                                    $    4.0
Return on Average Equity*                                            23.1 %

Life Insurance in Force (billions)                                 $   93.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                $   56.1
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                        36.5
        Other Owned Assets                                             39.9
                                                            ----------------
          Total Owned Assets                                           76.4
      Managed Assets                                                  119.6
      Administered Assets                                              34.1
                                                            ----------------
        Total                                                      $  286.2
                                                            ================
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                        $ (2,301)
    Other Owned Assets                                                $ (90)
  Total Managed Assets                                             $ (6,488)

Cash Sales:
  Mutual Funds                                                     $ 10,376
  Annuities                                                           1,566
  Investment Certificates                                               871
  Life and Other Insurance Products                                     219
  Institutional                                                       1,557
  Other                                                                 661
                                                            ----------------
Total Cash Sales                                                   $ 15,250
                                                            ================

Number of Financial Advisors                                         11,486
Fees from Financial Plans and Advice Services                      $   23.9
Percentage of Total Sales from Financial Plans
  and Advice Services                                                66.1 %

                                                              Quarters Ended
                                                            ----------------
                                                                 March 31,
                                                                   2000
                                                                   ----
Investments (billions)                                             $  30.3
Client Contract Reserves (billions)                                $  31.0
Shareholder's Equity (billions)                                    $   3.9
Return on Average Equity*                                           23.0 %

Life Insurance in Force (billions)                                 $  91.7
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                $  57.4
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                       38.4
        Other Owned Assets                                            39.8
                                                            ---------------
          Total Owned Assets                                          78.2
      Managed Assets                                                 122.7
      Administered Assets                                             31.2
                                                            ---------------
        Total                                                      $ 289.5
                                                            ===============
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                        $ 2,332
    Other Owned Assets                                             $  (120)
  Total Managed Assets                                             $ 7,020

Cash Sales:
  Mutual Funds                                                     $12,104
  Annuities                                                          1,362
  Investment Certificates                                              835
  Life and Other Insurance Products                                    237
  Institutional                                                      1,551
  Other                                                                573
                                                            ---------------
Total Cash Sales                                                   $16,662
                                                            ===============

Number of Financial Advisors                                        11,094
Fees from Financial Plans and Advice Services                      $  26.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                               66.9 %

                                                              Quarters Ended
                                                            ------------------
                                                                  December 31,
                                                                   1999
                                                                   ----
Investments (billions)                                             $  30.3
Client Contract Reserves (billions)                                $  31.0
Shareholder's Equity (billions)                                    $   3.9
Return on Average Equity*                                           22.9 %

Life Insurance in Force (billions)                                 $  89.2
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                $  55.5
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                       35.9
        Other Owned Assets                                            38.7
                                                            ---------------
          Total Owned Assets                                          74.6
      Managed Assets                                                 115.1
      Administered Assets                                             24.8
                                                            ---------------
        Total                                                      $ 270.0
                                                            ===============
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                        $ 6,726
    Other Owned Assets                                             $  (254)
  Total Managed Assets                                             $20,745

Cash Sales:
  Mutual Funds                                                     $ 8,611
  Annuities                                                            939
  Investment Certificates                                              993
  Life and Other Insurance Products                                    224
  Institutional                                                      1,928
  Other                                                                870
                                                            ---------------
Total Cash Sales                                                   $13,565
                                                            ===============

Number of Financial Advisors                                        11,366
Fees from Financial Plans and Advice Services                      $  22.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                               67.4 %

                                                              Quarters Ended
                                                            -----------------
                                                               September 30,
                                                                  1999
                                                                  ----
Investments (billions)                                             $  30.7
Client Contract Reserves (billions)                                $  31.0
Shareholder's Equity (billions)                                    $   3.9
Return on Average Equity*                                           22.8 %

Life Insurance in Force (billions)                                 $  86.3
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                                $  48.2
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                       28.9
        Other Owned Assets                                            38.1
                                                            ---------------
          Total Owned Assets                                          67.0
      Managed Assets                                                  99.5
      Administered Assets                                             21.1
                                                            ---------------
        Total                                                      $ 235.8
                                                            ===============
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                        $  (986)
    Other Owned Assets                                             $  (273)
  Total Managed Assets                                             $(5,318)

Cash Sales:
  Mutual Funds                                                     $ 8,304
  Annuities                                                          1,190
  Investment Certificates                                            1,061
  Life and Other Insurance Products                                    196
  Institutional                                                        909
  Other                                                                953
                                                            ---------------
Total Cash Sales                                                   $12,613
                                                            ===============

Number of Financial Advisors                                        10,631
Fees from Financial Plans and Advice Services                      $  22.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                               67.7 %

*  Excluding the effect of SFAS No. 115.
Note: In the first quarter of 2000, reporting of data related to cash sales and assets owned, managed and administered was revised to better reflect AEFA's multiple sales channel strategy and broadening of its product portfolio through additional non-proprietary offerings.

(Preliminary)
                              American Express Bank
                              ---------------------
                               Statements of Income
                               --------------------
                                  (Unaudited)
(Dollars in millions)

                                                          Quarters Ended
                                                            September 30,
                                                  ------------------------------    Percentage
                                                      2000             1999          Inc/(Dec)
                                                      ----             ----          ---------
Net Revenues:
  Interest Income                                        $ 188             $181           3.9
  Interest Expense                                         125              106          17.3
                                                  -------------    -------------
    Net Interest Income                                     63               75         (15.2)
  Commissions and Fees                                      54               46          17.7
  Foreign Exchange Income & Other Revenue                   29               36         (20.8)
                                                  -------------    -------------
    Total Net Revenues                                     146              157          (7.0)
                                                  -------------    -------------

Expenses:
  Human Resources                                           65               68          (4.2)
  Other Operating Expenses                                  67               78         (14.7)
  Provision for Losses                                       6                5          26.9
                                                  -------------    -------------
    Total Expenses                                         138              151          (8.7)
                                                  -------------    -------------
Pretax Income                                                8                6          33.5
Income Tax Provision                                         1                1         (40.2)
                                                  -------------    -------------
Net Income                                               $   7             $  5          60.0
                                                  =============    =============

(Preliminary)
                              American Express Bank
                              ---------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Dollars in billions, except where indicated)

                                                  Quarters Ended
                                                   September 30,
                                               ---------------------    Percentage
                                                 2000         1999       Inc/(Dec)
                                                 ----         ----      ----------

Total Shareholder's Equity (millions)          $  729       $  702          3.8
Return on Average Common Equity (A)               4.1 %        3.7 %          -
Return on Average Assets (A)                     0.24 %       0.20 %          -
Total Loans                                    $  5.1       $  5.1          0.8
Total Non-performing Loans (millions)          $  156       $  181        (14.2)
Other Non-performing Assets (millions)         $   37       $   40         (6.6)
Reserve for Credit Losses (millions) (B)       $  179       $  204        (12.1)
Loan Loss Reserves as a % of Total Loans          3.1 %        3.5 %          -
Deposits                                       $  8.0       $  8.1         (1.7)
Assets Managed (C) / Administered              $ 10.2       $  7.7         33.5
Assets of Non-Consolidated Joint
    Ventures                                   $  2.3       $  2.4         (1.6)
Risk-Based Capital Ratios:
    Tier 1                                       10.4 %        9.9 %          -
    Total                                        11.9 %       12.1 %          -
Leverage Ratio                                    5.8 %        5.5 %          -


(A)   Excludes the effect of SFAS No. 115 for all periods presented.

(B)   Allocation:

        Loans                                     $ 158     $ 179
        Other Assets, primarily derivatives          16        23
        Other Liabilities                             5         2
                                                  ------    ------
          Total Credit Loss Reserves              $ 179     $ 204
                                                  ======    ======

(C)   Includes assets managed by American Express Financial Advisors.

(Preliminary)
                              American Express Bank
                              ---------------------
                              Statements of Income
                              --------------------
                                   (Unaudited)

(Dollars in millions)

                                              Quarters Ended
                                              --------------
                                               September 30,
                                                   2000
                                                   ----
Net Revenues:
  Interest Income                                  $188
  Interest Expense                                  125
                                                   ----
    Net Interest Income                              63
  Commissions and Fees                               54
  Foreign Exchange Income & Other Revenue            29
                                                   ----
    Total Net Revenues                              146
                                                   ----

Expenses:
  Human Resources                                    65
  Other Operating Expenses                           67
  Provision for Losses                                6
                                                   ----
    Total Expenses                                  138
                                                   ----
Pretax Income                                         8
Income Tax Provision                                  1
                                                   ----
Net Income                                         $  7
                                                   ====

                                              Quarters Ended
                                              --------------
                                                 June 30,
                                                   2000
                                                   ----
Net Revenues:
  Interest Income                                  $183
  Interest Expense                                  120
                                                   ----
    Net Interest Income                              63
  Commissions and Fees                               56
  Foreign Exchange Income & Other Revenue            32
                                                   ----
    Total Net Revenues                              151
                                                   ----

Expenses:
  Human Resources                                    65
  Other Operating Expenses                           69
  Provision for Losses                                7
                                                   ----
    Total Expenses                                  141
                                                   ----
Pretax Income                                        10
Income Tax Provision                                  3
                                                   ----
Net Income                                         $  7
                                                   ====

                                              Quarters Ended
                                              --------------
                                                 March 31,
                                                   2000
                                                   ----
Net Revenues:
  Interest Income                                  $183
  Interest Expense                                  118
                                                   ----
    Net Interest Income                              65
  Commissions and Fees                               52
  Foreign Exchange Income & Other Revenue            33
                                                   ----
    Total Net Revenues                              150
                                                   ----

Expenses:
  Human Resources                                    66
  Other Operating Expenses                           68
  Provision for Losses                                8
                                                   ----
    Total Expenses                                  142
                                                   ----
Pretax Income                                         8
Income Tax Provision                                  1
                                                   ----
Net Income                                         $  7
                                                   ====

                                              Quarters Ended
                                              --------------
                                               December 31,
                                                   1999
                                                   ----
Net Revenues:
  Interest Income                                  $180
  Interest Expense                                  112
                                                   ----
    Net Interest Income                              68
  Commissions and Fees                               48
  Foreign Exchange Income & Other Revenue            31
                                                   ----
    Total Net Revenues                              147
                                                   ----

Expenses:
  Human Resources                                    69
  Other Operating Expenses                           68
  Provision for Losses                                4
                                                   ----
    Total Expenses                                  141
                                                   ----
Pretax Income                                         6
Income Tax Provision                                  2
                                                   ----
Net Income                                         $  4
                                                   ====

                                              Quarters Ended
                                              --------------
                                               September 30,
                                                   1999
                                                   ----
Net Revenues:
  Interest Income                                  $181
  Interest Expense                                  106
                                                   ----
    Net Interest Income                              75
  Commissions and Fees                               46
  Foreign Exchange Income & Other Revenue            36
                                                   ----
    Total Net Revenues                              157
                                                   ----

Expenses:
  Human Resources                                    68
  Other Operating Expenses                           78
  Provision for Losses                                5
                                                   ----
    Total Expenses                                  151
                                                   ----
Pretax Income                                         6
Income Tax Provision                                  1
                                                   ----
Net Income                                         $  5
                                                   ====

(Preliminary)
                              American Express Bank
                              ---------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Dollars in billions, except where indicated)

                                              Quarters Ended
                                              --------------
                                               September 30,
                                                   2000
                                                   ----

Total Shareholder's Equity (millions)             $  729
Return on Average Common Equity (A)                4.1 %
Return on Average Assets (A)                      0.24 %
Total Loans                                       $  5.1
Total Non-performing Loans (millions)             $  156
Other Non-performing Assets (millions)            $   37
Reserve for Credit Losses (millions) (B)          $  179
Loan Loss Reserves as a % of Total Loans           3.1 %
Deposits                                          $  8.0

Assets Managed (C) / Administered                 $ 10.2
Assets of Non-Consolidated Joint
    Ventures                                      $  2.3
Risk-Based Capital Ratios:
    Tier 1                                        10.4 %
    Total                                         11.9 %
Leverage Ratio                                     5.8 %

                                              Quarters Ended
                                              --------------
                                                 June 30,
                                                   2000
                                                   ----

Total Shareholder's Equity (millions)             $  707
Return on Average Common Equity (A)                3.7 %
Return on Average Assets (A)                      0.21 %
Total Loans                                       $  5.1
Total Non-performing Loans (millions)             $  174
Other Non-performing Assets (millions)            $   36
Reserve for Credit Losses (millions) (B)          $  187
Loan Loss Reserves as a % of Total Loans           3.3 %
Deposits                                          $  8.2

Assets Managed (C) / Administered                 $  9.8 (D)
Assets of Non-Consolidated Joint
    Ventures                                      $  2.3
Risk-Based Capital Ratios:
    Tier 1                                        10.3 %
    Total                                         11.9 %
Leverage Ratio                                     5.8 %

                                              Quarters Ended
                                              --------------
                                                 March 31,
                                                   2000
                                                   ----

Total Shareholder's Equity (millions)             $  697
Return on Average Common Equity (A)                3.5 %
Return on Average Assets (A)                      0.19 %
Total Loans                                       $  5.0
Total Non-performing Loans (millions)             $  174
Other Non-performing Assets (millions)            $   31
Reserve for Credit Losses (millions) (B)          $  189
Loan Loss Reserves as a % of Total Loans           3.4 %
Deposits                                          $  8.4

Assets Managed (C) / Administered                 $  9.4
Assets of Non-Consolidated Joint
    Ventures                                      $  2.4
Risk-Based Capital Ratios:
    Tier 1                                        10.1 %
    Total                                         11.6 %
Leverage Ratio                                     5.6 %

                                              Quarters Ended
                                              --------------
                                               December 31,
                                                   1999
                                                   ----

Total Shareholder's Equity (millions)             $  691
Return on Average Common Equity (A)                3.5 %
Return on Average Assets (A)                      0.20 %
Total Loans                                       $  5.1
Total Non-performing Loans (millions)             $  168
Other Non-performing Assets (millions)            $   37
Reserve for Credit Losses (millions) (B)          $  189
Loan Loss Reserves as a % of Total Loans           3.3 %
Deposits                                          $  8.3

Assets Managed (C) / Administered                 $  8.6
Assets of Non-Consolidated Joint
    Ventures                                      $  2.2
Risk-Based Capital Ratios:
    Tier 1                                         9.9 %
    Total                                         12.0 %
Leverage Ratio                                     5.6 %

                                              Quarters Ended
                                              --------------
                                               September 30,
                                                   1999
                                                   ----

Total Shareholder's Equity (millions)             $  702
Return on Average Common Equity (A)                3.7 %
Return on Average Assets (A)                      0.20 %
Total Loans                                       $  5.1
Total Non-performing Loans (millions)             $  181
Other Non-performing Assets (millions)            $   40
Reserve for Credit Losses (millions) (B)          $  204
Loan Loss Reserves as a % of Total Loans           3.5 %
Deposits                                          $  8.1

Assets Managed (C) / Administered                 $  7.7
Assets of Non-consolidated Joint
    Ventures                                      $  2.4
Risk-Based Capital Ratios:
    Tier 1                                         9.9 %
    Total                                         12.1 %
Leverage Ratio                                     5.5 %


(A)   Excludes the effect of SFAS No. 115 for all periods presented.

(B)   Allocation:

        Loans                                   $ 158     $ 166     $ 170     $ 169     $ 179
        Other Assets, primarily derivatives        16        16        15        16        23
        Other Liabilities                           5         5         4         4         2
                                                ------    ------    ------    ------    ------
          Total Credit Loss Reserves            $ 179     $ 187     $ 189     $ 189     $ 204
                                                ======    ======    ======    ======    ======

(C)   Includes assets managed by American Express Financial Advisors.
(D)   Revised from previous disclosure.

 (Preliminary)
                              American Express Bank
                         Exposures By Country and Region
                                   (Unaudited)

 ($ in billions)

                                                                        Net
                                                                     Guarantees                    9/30/00        6/30/00
                                                         FX and         and                         Total          Total
 Country                                    Loans      Derivatives   Contingents     Other*       Exposure**     Exposure**
---------------------------------          -------     -----------   -----------     ------       ----------     ----------

Hong Kong                                  $  0.5             -        $  0.1        $  0.1        $   0.7        $   0.6
Indonesia                                     0.2             -             -           0.1            0.3            0.3
Singapore                                     0.5             -           0.1           0.1            0.7            0.6
Korea                                         0.2             -             -           0.2            0.5            0.5
Taiwan                                        0.2             -             -           0.1            0.4            0.4
China                                           -             -             -             -              -              -
Japan                                           -             -             -             -            0.1            0.1
Thailand                                        -             -             -             -              -              -
Other                                         0.1             -             -           0.1            0.2            0.2
                                           ------        ------        ------        ------        -------        -------
    Total Asia/Pacific Region**               1.7             -           0.4           0.7            2.8            2.7
                                           ------        ------        ------        ------        -------        -------

Chile                                         0.2             -             -           0.1            0.3            0.4
Brazil                                        0.2             -             -           0.1            0.3            0.3
Mexico                                          -             -             -             -            0.1            0.1
Peru                                            -             -             -             -              -              -
Argentina                                     0.1             -             -             -            0.1            0.1
Other                                         0.2             -           0.2           0.1            0.5            0.5
                                           ------        ------        ------        ------        -------        -------
    Total Latin America**                     0.8             -           0.2           0.3            1.3            1.4
                                           ------        ------        ------        ------        -------        -------

India                                         0.3             -           0.1           0.3            0.7            0.7
Pakistan                                      0.1             -             -           0.2            0.3            0.3
Other                                         0.1             -           0.1           0.1            0.2            0.2
                                           ------        ------        ------        ------        -------        -------
    Total Subcontinent**                      0.4             -           0.2           0.6            1.2            1.2
                                           ------        ------        ------        ------        -------        -------

Egypt                                         0.3             -             -           0.2            0.6            0.5
Other                                         0.1             -             -             -            0.2            0.2
                                           ------        ------        ------        ------        -------        -------
     Total Middle East & Africa**             0.4             -           0.1           0.2            0.7            0.7
                                           ------        ------        ------        ------        -------        -------

     Total Europe***                          1.4        $  0.1           0.5           2.3            4.4            4.4

     Total North America**                    0.3           0.1           0.2           1.3            1.9            1.8
                                           ------        ------        ------        ------        -------        -------

Total Worldwide**                          $  5.1        $  0.3        $  1.6        $  5.3        $  12.3        $  12.3
                                           ======        ======        ======        ======        =======        =======

*    Includes cash, placements and securities.
**   Individual items may not add to totals due to rounding.
*** Total exposures at 9/30/00 and 6/30/00 include $4 million and $5 million of exposures to Russia, respectively.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                                                                    Exhibit 99.2










                                      2000
                                  Third Quarter
                               Earnings Supplement






The enclosed summary should be read in conjunction with the text and statistical tables included in American Express Company's (the "Company" or "AXP") Third Quarter 2000 Earnings Release.



This summary contains certain forward-looking statements, each indicated by an asterisk (*), which are subject to risks and uncertainties and speak only as of the date on which they are made. Important factors that could cause actual results to differ materially from these forward-looking statements, including the Company's financial and other goals, are set forth on pages 34-37 of the Company's 1999 10-K Annual Report on file with the Securities and
Exchange Commission.
--------------------------------------------------------------------------------

                            AMERICAN EXPRESS COMPANY
                               THIRD QUARTER 2000
                                   HIGHLIGHTS


o Diluted EPS growth of 15%, the net revenue (managed basis) increase of 13%, and ROE of 25% met our financial targets.


o    Solid performance continued.  Compared with the third quarter of 1999:
     - Worldwide billed business rose 17% (19% excluding foreign exchange translation);
     -   Worldwide lending balances on a managed asset basis of $29.7B were up
         32%;
     - Worldwide cards in force increased 13%, up 5.6MM from last year, surpassing the 50MM card mark for the first time. In the third quarter, 1.0MM net new cards were added; and
     -   AEFA assets owned, managed and administered of $293B were 24% higher.


o American Express expanded its products and services during the quarter as it:
     -  Launched/announced several new proprietary card products:
        -- The Centurion Card in Hong Kong and the Platinum Card in New Zealand; -- A co-branded credit card with Singapore Airlines in Singapore,
           Hong Kong, Malaysia and Taiwan;
        -- Amexblue, a new charge card designed to appeal to a younger target group aged 23 to 35 years, in Sweden;
        -- Indonesia's first co-branded telecommunications credit card with PT
           Telkom; and
        -- A co-branded Credit Card with Jammu & Kashmir Bank in India.
     -  Launched/announced new network card products and agreements:
        -- The first locally-issued American Express Cards in Chile with Banco
           Santiago;
        -- American Express branded Credit Cards with Banco de la Provincia and
           Banco Galicia in Argentina; and
        -- In Venezuela, American Express Credit Cards with Corp Banca.
     - Announced an agreement to acquire the ShopRite MasterCard credit card portfolio from Valley National Bank;
     - Formed a marketing alliance with Qwest Communications to offer low rates on long distance calling and other Qwest telecom services for American Express small business customers; and
     - Formed strategic alliances with FleetBoston Financial and Comerica Securities to build and distribute investment and annuity products through their retail financial networks.


o    American Express continued to implement its internet strategy as it:
     - Announced a suite of online consumer privacy and security products, including:
        -- Private Payments, which provides a more secure way to pay online using a random, unique number for each online purchase;
        -- Signed an agreement with, and made a minority investment in, Privada, Inc., to deliver a product that will enable customers to choose how much of their information is shared when they browse any site on the Web;
     - Introduced The Offer Zone, a single web page that consolidates company-wide values, savings and products from over 5,000 merchants;
     - Signed an agreement with lastminute.com to provide exclusive deals and offers to U.K. Cardmembers;
     - Launched home equity installment loans and lines of credit through the American Express Home Lending Program;
     - Announced a marketing agreement with TheStreet.com that will create a major presence for Membership B@nking on TheStreet.com's website;
     - Announced an agreement with PeopleFirst.com, a leading online auto lender, to offer auto loans through Membership B@nking;
     - Entered into an agreement with Ventro Corporation to form a new company, MarketMile, that will build and operate an Internet-based marketplace that streamlines the purchasing of everyday business products and services;
     - Launched Smart eProcurement with ignite Application Services in the UK, an electronic trading and payment portal offering customers a strategic, managed move to e-procurement and significant cost savings;
     - Unveiled a new monthly web service that helps corporations benchmark global travel and entertainment costs; and
     - Launched an online business-to-business directory offering cardmembers access to a database of U.S. suppliers.


o Additional progress was made in broadening relationships with existing AXP customers as:
     -   Spending and lending balances per cardmember continued to increase;
     - Approximately 30% of new AEFA clients were again obtained from the cardmember base; and
     - AEFA-manufactured certificates and mutual funds sold by AEB to its international clients continued to grow.


                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                                   CONSOLIDATED
                                                    (unaudited)

(millions, except per share amounts)                                 Quarters Ended                       Percentage
                                                                      September 30,                       Inc/(Dec)
                                                        ------------------------------------------     -----------------
                                                                   2000               1999
                                                                   ----               ----

CONSOLIDATED REVENUES:
      Net (managed basis)                                        $5,554             $4,920                   13%
                                                                 ======             ======
      GAAP reporting basis                                       $5,981             $5,311                   13%
                                                                 ======             ======

NET INCOME:                                                        $737               $648                   14%
                                                                 ======             ======
EPS:
       Basic                                                      $0.56              $0.48                   17%
                                                                 ======             ======
       Diluted                                                    $0.54              $0.47                   15%
                                                                 ======             ======


o CONSOLIDATED REVENUES: Grew from an increase in cards in force, strong card spending, larger loan balances, and higher managed assets.

o CONSOLIDATED EXPENSES: Rose due to greater interest costs, larger provisions for losses, and higher human resource and operating expenses.

o SHARE REPURCHASES: 4.9MM shares were purchased in 3Q '00; since the inception of repurchase programs in September 1994, 336.7MM shares have been acquired.

                                                                          Millions of Shares
                                                     -----------------------------------------------------------
     -   AVERAGE SHARES:                                     3Q '00               2Q '00            3Q '99
                                                             ------               ------            ------
         Basic                                                1,326                1,328             1,338
                                                              =====                =====             =====
         Diluted                                              1,361                1,361             1,369
                                                              =====                =====             =====

     -   ACTUAL SHARES:

         Shares outstanding - beginning of period             1,333                1,334             1,347
         Repurchase of common shares                             (5)                  (5)               (7)
         Employee benefit plans, compensation
          and other                                               1                    4                 3
                                                              -----                -----             -----
         Shares outstanding - end of period                   1,329                1,333             1,343
                                                              =====                =====             =====

o    SEGMENT REPORTING REVISION:
     Beginning in the third quarter of 2000, the Travelers Cheque (TC) operations, which had been included in the American Express Bank/Travelers Cheque (AEB/TC) segment since the first quarter of 1998, is included in the Travel Related Services (TRS) segment to reflect organizational changes. All prior year information has been restated to conform to this classification.




                                   CORPORATE AND OTHER

o The 3Q '00 net expense of $46MM compared with $43MM in 3Q '99 and $47MM in 2Q '00.



                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                              TRAVEL RELATED SERVICES

(preliminary)                                  Statements of Income
                                            (unaudited, managed basis)

                                                                        Quarters Ended                       Percentage
(millions)                                                              September 30,                        Inc/(Dec)
                                                            ---------------------------------------      -------------------
                                                                      2000                    1999
                                                                      ----                    ----

Net revenues:
     Discount revenue                                               $1,963                  $1,700               15%
     Net card fees                                                     420                     399                5
     Lending:
          Finance charge revenue                                     1,052                     747               41
          Interest expense                                             429                     246               75
                                                                    ------                  ------
            Net finance charge revenue                                 623                     501               24
     Travel commissions and fees                                       433                     448               (3)
     TC investment income                                              103                      91               13
     Other revenues                                                    858                     725               18
                                                                    ------                  ------
          Total net revenues                                         4,400                   3,864               14
                                                                    ------                  ------
Expenses:
     Marketing and promotion                                           358                     349                3
     Provision for losses and claims:
          Charge card                                                  273                     247               11
          Lending                                                      386                     312               24
          Other                                                         29                      17               64
                                                                    ------                  ------
            Total                                                      688                     576               19
                                                                    ------                  ------
     Charge card interest expense                                      362                     259               40
     Human resources                                                 1,017                     985                3
     Other operating expenses                                        1,254                   1,065               18
                                                                    ------                  ------
          Total expenses                                             3,679                   3,234               14
                                                                    ------                  ------
Pretax income                                                          721                     630               14
Income tax provision                                                   214                     184               17
                                                                    ------                  ------
Net income                                                            $507                    $446               14
                                                                    ======                  ======

Note: Unless indicated otherwise, the following discussion addresses the "managed basis" Statements of Income. The GAAP Statements of Income are also included in the Company's Earnings Release.

o    Net income within the TC business was flat while the remainder of TRS rose
     15%.

o Revenues benefited from increased cards in force, higher worldwide billed business and strong growth in cardmember loans outstanding. Growth was suppressed by approximately 2% due to the impact of F/X translation.

o The higher expenses reflect increased operating costs, primarily due to business growth, greater provisions for losses and higher interest expenses, which were partially offset by the impact of F/X translation.

o Under Statement of Financial Accounting Standards No. 125 (SFAS 125), which prescribes the accounting for securitizations, TRS recognized pre-tax gains of $26MM ($17MM after-tax) in 3Q '00 and $55MM ($36MM after-tax) in 3Q '99 related to the securitization of $0.8B and $1.5B of U.S. Lending receivables, respectively. These gains were offset by higher expenses related to card acquisition initiatives and, therefore, had no material impact on net income or total expenses in either period.

     For purposes of the above "managed basis" Statements of Income, which present TRS' results as if there had been no securitizations, such gains (reported on the GAAP Statements of Income as a $15MM and $31MM reduction in the Lending Provision for Losses in 3Q '00 and 3Q '99, respectively, and increases in Other Revenue and Lending Interest Expense) and corresponding growth in Marketing and Promotion and Other Operating Expenses have been eliminated.

o    The pre-tax margin was 16.4% in 3Q '00 versus 16.3% last year.

o    The effective tax rate was 30% in 3Q '00 and 2Q '00 versus 29% in 3Q '99.

                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                         TRAVEL RELATED SERVICES (Cont'd)


o DISCOUNT REVENUE: Stronger billed business and a lower discount rate yielded a 15% increase in discount revenue.

     - The average discount rate in 3Q '00 was 2.70% versus 2.73% in 3Q '99 and 2.69% in 2Q '00. The decline from last year reflects the cumulative impact on our mix of business of stronger than average growth in lower rate retail and other "everyday spend" merchant categories (e.g., supermarkets, discounters, etc.)

          -- We believe the AXP value proposition is strong. However, continued changes in the mix of business, the continued shift to electronic data capture, volume related pricing discounts, and selective repricing initiatives will probably result in some rate erosion over time.*

                                                                            Quarters Ended                  Percentage
                                                                             September 30,                   Inc/(Dec)
                                                                   ----------------------------------    ------------------
                                                                           2000               1999
                                                                           ----               ----
    Card billed business (billions):
         United States                                                    $56.2              $47.1               19%
         Outside the United States                                         18.6               17.0               10
                                                                          -----              -----
         Total                                                            $74.8              $64.1               17
                                                                          =====              =====

    Cards in force (millions):
         United States                                                     32.9               29.2               13
         Outside the United States                                         17.5               15.6               13
                                                                          -----              -----
         Total                                                             50.4               44.8               13
                                                                          =====              =====
    Basic cards in force (millions):
         United States                                                     25.8               22.9               13
         Outside the United States                                         13.4               12.0               12
                                                                          -----              -----
         Total                                                             39.2               34.9               12
                                                                          =====              =====
    Spending per basic card in force (dollars) (a):
         United States                                                   $2,198             $2,069                6
         Outside the United States                                       $1,641             $1,613                2
         Total                                                           $2,041             $1,935                5

         (a) Proprietary card activity only.

     - BILLED BUSINESS: The 17% increase in billed business resulted from growth in cards in force and higher spending per basic cardmember worldwide (due in part to increased merchant coverage and the benefits of rewards programs).
          -- U.S. billed business increased 19% reflecting continued strong growth, of approximately 20%, within the consumer and small business areas and high-teens volume expansion within Corporate Services.
              - Spending per basic card in force grew 6% reflecting the dilutive effect of multiple consecutive quarters of particularly strong card growth.

          --  Excluding the impact of foreign exchange translation:
              - Total billed business outside the U.S. rose approximately 16% on double-digit increases in all regions.
              - Spending per proprietary basic card in force outside the U.S. rose 8%.

          -- Network partnership and Purchasing Card volumes sustained their stronger growth levels, in excess of the consolidated worldwide billed business growth rate.

          -- Retail and "everyday spend" categories continued to contribute strongly to worldwide business growth.

          -- Airline related volume rose double digits as the average airline charge was up and transaction volume increased.

     -    CARDS IN FORCE worldwide rose 13% versus last year.
          -- Strong U.S. card acquisitions during the quarter (400K net new cards added) reflect the continuation of proactive consumer card and small business services activities, including those related to the Blue and co-branded Costco card products.

          -- Outside the United States, cards in force rose 13% on continued proprietary card growth and particularly strong network card results.

                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                         TRAVEL RELATED SERVICES (Cont'd)

o NON-AMEX BRANDED STATISTICS: Total cards in force and billed business exclude activities on Non-Amex Branded cards (Visa and Eurocards) issued in connection with joint venture activities. These are reported as separate line items within TRS' selected statistical information. This disclosure is consistent with our previously discussed plans to broaden the scope of our card activities through possible acquisitions of card portfolios and additional joint ventures.

                                                                Quarters Ended                    Percentage
                                                                September 30,                     Inc/(Dec)
                                                       ---------------------------------        ---------------
                                                               2000                1999
                                                               ----                ----
     Cards in force (millions)                                  0.6                 0.2               #
     Billed business (billions)                                $0.8                $0.2               #

     # Denotes variance greater than 100%.

o NET CARD FEES: Rose 5% as new cards in force were added. The average fee per card in force of $36 in 3Q '00 was flat with 2Q '00, but declined versus $38 in 3Q '99 as the mix evolved toward lower and no fee products.

o NET FINANCE CHARGE REVENUE: Rose 24% on strong 32% growth in worldwide lending balances, which was partially offset by lower net interest yields.
     - The yield on the U.S. portfolio declined to 7.8% in 3Q '00 versus 8.5% in 3Q '99 as funding costs rose and the mix of products evolved toward more fixed-rate and lower-rate offerings. The yield increase from 7.4% in 2Q '00 reflects the lagged effect of 2Q '00 interest rate increases on the revenue earned from cardmembers and a slight reduction in the proportion of the portfolio on introductory rates.
     - The variance between the gross revenue and interest expense growth rates of 41% and 75%, respectively, reflects the evolving mix of products.

o TRAVEL COMMISSIONS AND FEES: Declined 3% on a 2% contraction in travel sales due to the sale in 2Q '00 of the leisure travel activities of Havas Voyages in France. Excluding this impact, sales grew approximately 3%. The revenue earned per dollar of sales (8.0% in 3Q '00 and 8.1% in 3Q '99) reflects new fees related to certain client services, which were offset by the mix of sales activities and continued efforts by airlines to reduce distribution costs and by corporate clients to contain travel and entertainment expenses.

o TC INVESTMENT INCOME: Was up 13% reflecting a higher TC investment pool and growth in Money Order related activities.

o OTHER REVENUES: Increased 18% due to higher card-related and membership rewards fees, greater foreign exchange conversion revenues and ATM acquisitions.

o MARKETING AND PROMOTION EXPENSES: Decreased by 2% on a GAAP reporting basis due to last year's Blue and Costco related activities and the effect of F/X translation. On a Managed Statement of Income basis, costs were 3% higher after the elimination of expenses corresponding to the SFAS 125 gains.

o CHARGE CARD INTEREST EXPENSE: Rose 40% due to higher billed business volumes and a greater worldwide cost of funds.

o HUMAN RESOURCE EXPENSES: Increased 3% versus last year as a result of a higher average number of employees and merit increases.
     - The employee count at 9/00 of 74,300 was up approximately 1,200 versus last year primarily due to increased global technology business demands, greater business volumes and the substitution of contract programmers with full-time employees. In the quarter, the number of employees fell 800 reflecting the sale on 6/30/00 of the leisure travel activities of Havas Voyages.

o OTHER OPERATING EXPENSES: Rose 18% on higher costs related to business growth, cardmember loyalty programs, professional fees for outsourcing activities and various business building initiatives.

                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                         TRAVEL RELATED SERVICES (Cont'd)

o     CREDIT QUALITY:

      - Overall, charge card and lending credit quality remained stable in the quarter at attractive levels.

      - The provision for losses on charge card products was 11% above last year due to higher volumes.

      - The lending provision for losses was 24% above last year, as growth in outstanding loans was partially offset by improved credit quality.

      - Reserve coverage ratios at more than 100% of past due balances remained strong.

      -  WORLDWIDE CHARGE CARD:

         -- The write-off rate stayed near its historically low level, rising slightly from last quarter, but remaining below last year. Past due rates improved versus last year and last quarter.

                                                                                  9/00             6/00             9/99
                                                                         --------------     ------------    -------------
             Loss ratio, net of recoveries                                       0.37%            0.36%            0.41%
             90 days past due as a % of receivables                               2.3%             2.4%             2.5%

         --  Reserve coverage of past due accounts remained strong.

                                                                                  9/00             6/00             9/99
                                                                         --------------    -------------    -------------
             Reserves (MM)                                                       $987             $986             $907
             % of receivables                                                     3.5%             3.6%             3.6%
             % of past due accounts                                               152%             153%             144%

      -  U.S. LENDING:

         --  The  write-off  rate  improved  from  last  year and last  quarter.  The past due rate  rose from last quarter, but declined versus last year.

                                                                                  9/00            6/00              9/99
                                                                         -------------     -----------     -------------
             Write-off rate, net of recoveries                                    4.3%             4.4%             4.7%
             30 days past due as a % of loans                                     2.6%             2.4%             2.8%

         --  The cardmember lending reserve coverage of past due accounts remained strong.

                                                                                 9/00             6/00              9/99
                                                                         -------------    ------------     -------------
           Reserves (MM)                                                         $731             $686             $636
           % of total loans                                                       2.7%             2.6%             3.1%
           % of past due accounts                                                 103%             109%             111%



                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                        AMERICAN EXPRESS FINANCIAL ADVISORS

(Preliminary)                                    Statements of Income
                                                    (unaudited)

(millions)                                                          Quarters Ended                        Percentage
                                                                     September 30,                        Inc/(Dec)
                                                        ----------------------------------------      -------------------
                                                                    2000                   1999
                                                                    ----                   ----
Revenues:
     Investment income                                              $582                   $566                3%
     Management and distribution fees                                700                    578               21
     Other revenues                                                  259                    224               16
                                                                   -----                  -----
          Total revenues                                           1,541                  1,368               13
     Provision for losses and benefits:
          Annuities                                                  254                    251                1
          Insurance                                                  146                    135                8
          Investment certificates                                     89                     46               94
                                                                   -----                  -----
               Total                                                 489                    432               13
                                                                   -----                  -----
          Total net revenues                                       1,052                    936               12
                                                                   -----                  -----
Expenses:
     Human resources                                                 527                    456               16
     Other operating expenses                                        138                    130                7
                                                                   -----                  -----
          Total expenses                                             665                    586               14
                                                                   -----                  -----
Pretax income                                                        387                    350               10
Income tax provision                                                 118                    110                7
                                                                   -----                  -----
Net income                                                          $269                   $240               12
                                                                   =====                  =====

o    Net revenue growth of 12% resulted from:
     -   Increased management fees from higher managed asset levels;
     -   Greater distribution fees from product sales and asset levels; and
     -   Higher insurance premiums; partially offset by
     -   Lower spreads on the investment portfolio products.


o The pretax margin decline from 37.4% last year to 36.8% in 3Q '00 reflects the revenue dynamics discussed above, expense control initiatives, costs related to the platform transition process and the impact of larger investments in tax advantaged affordable housing projects. Excluding the effect of the affordable housing project investments pretax income would have grown faster.


o The effective tax rate was 30.4% in 3Q '00, 30.5% in 2Q '00 and 31.4% in 3Q '99. 3Q '00 includes the realization of greater tax credits from affordable housing project investments which should continue to provide tax benefits in future quarters.*


o During 1Q '00, reporting of data related to assets owned, managed and administered and cash sales was revised to better reflect AEFA's multiple sales channel strategy and the broadening of its product portfolio through additional non-proprietary offerings. Prior reporting did not capture the full range of products sold by AEFA. Therefore, asset and sales data now include all proprietary, non-proprietary and retirement services (e.g., 401k) products. All non-proprietary product related assets held within a "wrap-like" program are now included in "Assets Managed". All other non-proprietary product related assets are included in "Assets Administered", as are other non-proprietary assets within retirement services. All prior period results have been restated to conform with this presentation.



                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                   AMERICAN EXPRESS FINANCIAL ADVISORS (Cont'd)

o        ASSETS OWNED, MANAGED AND ADMINISTERED:
                                                                                                         Percentage
     (billions)                                                       September 30,                      Inc/(Dec)
                                                            ----------------------------------         ---------------
                                                                  2000                 1999
     Assets owned (excluding separate accounts)                  $40.6                 $38.1                  6%
     Separate account assets                                      36.6                  28.9                 27
     Assets managed                                              177.9                 147.7                 20
     Assets administered                                          38.0                  21.1                 80
                                                                ------                ------
                    Total                                       $293.1                $235.8                 24
                                                                ======                ======

o    INVESTMENT INCOME:
     - Gross investment income increased 3% due to the effect last year of a decrease in the value of options hedging outstanding stock market certificates, which was offset by the negative impact in the current year of deterioration in the high yield bond sector on directly owned bonds and low grades in other structured investments, as well as a generally lower average yield.
     - Average invested assets of $32.9B (excluding unrealized appreciation/depreciation) rose 3% versus $32.0B in 3Q '99.
     - The average yield on invested assets was 7.1% versus 7.4% in 3Q '99 including the items discussed above.
     - Insurance, annuity and certificates spreads were down versus last year and last quarter.

o ASSET QUALITY remains strong despite deterioration in the high yield portfolio.
     - Non-performing assets relative to invested assets were 0.7% and were 38% covered by reserves.
     - The SFAS No. 115 related mark-to-market adjustment on the portfolio (reported in assets pre-tax) was depreciation of ($808MM) at 9/00 versus ($999MM) at 6/00 and ($490MM) at 9/99.
     - Unrealized depreciation on securities held to maturity was ($61MM) at 9/00 and ($147MM) at 6/00 compared with appreciation of $89MM at 9/99.

o MANAGEMENT AND DISTRIBUTION FEES: The increase of 21% was due to higher average assets under management, distribution fees from greater mutual fund sales and asset levels, and higher brokerage fees.

     -  Assets Managed:
                                                                                                             Percentage
       (billions)                                                              September 30,                 Inc/(Dec)
                                                                       ------------------------------     -----------------
                                                                               2000              1999
                                                                               ----              ----
       Assets managed for individuals                                        $122.0             $99.5             23%
       Assets managed for institutions                                         55.9              48.2            16
       Separate account assets                                                 36.6              28.9            27
                                                                             ------            ------
                      Total                                                  $214.5            $176.6            21
                                                                             ======            ======

       -- The growth in managed assets since 9/99 resulted from $27.6B of market appreciation and $10.3B of net new money.

       -- The $2.3B increase in managed assets during 3Q '00 resulted from net new money of $2.6B, offset by market depreciation of $0.3B.

o    PRODUCT SALES:
     -   Total gross cash sales from all products were up 29% over 3Q '99.
     - Mutual fund sales increased 41% on particularly strong non-proprietary fund sales, which continued to occur predominately in "wrap" accounts. Within proprietary funds:
         -- Equity and money market fund sales grew; sales of bond funds declined.
         -- Sales of no-load funds improved; front-load and rear-load fund sales were down.
         -- Redemption rates continued to compare favorably with industry levels.
     - Annuity sales were up 23%, as variable annuity sales were particularly strong as a result of new product offerings.
     -   Sales of insurance products increased 12% from new product offerings.
     - Certificate sales decreased 18% reflecting particularly strong sales last year in certificates sold to clients outside the U.S. through a joint venture between AEFA and AEB.
     - Institutional sales increased 29% reflecting both new accounts and additional contributions.
     - Advisor product sales generated through financial planning and advice services were 69% of total sales in 3Q '00 versus 68% in 3Q '99.

                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                   AMERICAN EXPRESS FINANCIAL ADVISORS (Cont'd)


o OTHER REVENUES: Were up 16% reflecting higher life and property-casualty insurance premiums, greater fees from financial planning and advice services, the addition in 2000 of franchise fees from Platform 2 advisors and certain revenues related to non-prop funds.

     - Financial planning and advice services fees of $26.1MM rose 17% versus 3Q '99.


o PROVISIONS FOR LOSSES AND BENEFITS: Greater annuity product provisions resulted from higher accrual rates, offset by a smaller inforce level. Insurance provisions rose from higher inforce levels and accrual rates. Certificate provisions increased due to higher inforce levels and accrual rates, as well as the effect of substantial depreciation last year in the S&P 500 on the stock market certificate product.


o HUMAN RESOURCES: Expenses were up 16% reflecting larger field force compensation-related expenses due to growth in sales and asset levels, and the new advisor platforms, offset somewhat by slower home office expense growth.

     - TOTAL ADVISOR FORCE: 12,137 at 9/00; +1,506 advisors, or 14%, versus 9/99 and up 651 advisors versus 6/00.

          -- The increase in advisors versus 6/00 reflects appointments related to the growing number of advisors in the pipeline over the last 6-9 months and recruiting of experienced advisors, a key platform strategy goal.

               -   Veteran advisor retention rates remain strong.


          -- While we continue to see strength in applicant testing and licensing activities, we plan to somewhat moderate advisor growth in coming quarters to ensure overall field force costs are appropriately contained and the benefits from recent advisor additions are maximized.*


          -- Total production, advisor productivity and client acquisition increased double digits versus last year.


               - The total number of clients was up 13% while accounts per client were down slightly versus 3Q '99 reflecting the impact of new product offerings, including property and casualty insurance and brokerage. Client retention continued above 95%.


o OTHER OPERATING EXPENSES: The 7% increase reflects costs related to higher business volumes and the implementation of the new advisor platforms, including greater rent and equipment support costs, which were partially offset by efforts to control core operating expense growth.


                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                               AMERICAN EXPRESS BANK

(Preliminary)                                   Statements of Income
                                                    (unaudited)

(millions)                                                          Quarters Ended                      Percentage
                                                                    September 30,                        Inc/(Dec)
                                                          -----------------------------------      ----------------------
                                                             2000                1999
                                                             ----                ----
Net revenues:
     Interest income                                         $188                 $181                        4%
     Interest expense                                         125                  106                       17
                                                             ----                 ---

           Net interest income                                 63                   75                      (15)
     Commissions and fees                                      54                   46                       18
     Foreign exchange income and other revenue                 29                   36                      (21)
                                                             ----                 ---
          Total net revenues                                  146                  157                       (7)
                                                             ----                 ---
Expenses:
     Human resources                                           65                   68                       (4)
     Other operating expenses                                  67                   78                      (15)
     Provision for losses                                       6                    5                       27
                                                             ----                 ---
          Total expenses                                      138                  151                       (9)
                                                             ----                 ---
Pretax income                                                   8                    6                       33
Income tax provision                                            1                    1                      (40)
                                                             ----                 ---
Net income                                                     $7                   $5                       60
                                                             ====                 ===


o Revenues fell 7% as higher commissions and fees were offset by lower foreign exchange and other revenue and net interest income. AEB's two individual oriented businesses continued to grow as Private Banking client holdings rose 18% and client volumes in Personal Financial Services increased 26%.

     - Net interest income was down 15% versus last year primarily due to the effects of higher funding costs.

     - Commissions and fees rose 18% on higher Private Banking, Correspondent Banking and Personal Financial Services fees.

     - Foreign exchange income and other revenue declined due to lower security gains and joint venture earnings.

o Human resources and other operating expenses were down reflecting reengineering saves, and lower related costs, as AEB rationalizes certain country activities.

o    AEB remained "well capitalized".

                                       9/00               6/00              9/99            Well-Capitalized
                                  ----------------    -------------    ---------------    ---------------------
     Tier 1                              10.4%             10.3%            9.9%                  6.0%
     Total                               11.9%             11.9%           12.1%                 10.0%
     Leverage Ratio                       5.8%              5.8%            5.5%                  5.0%

                                             AMERICAN EXPRESS COMPANY
                                            THIRD QUARTER 2000 OVERVIEW
                                          AMERICAN EXPRESS BANK (Cont'd)

o    EXPOSURES
     - AEB's loans outstanding were $5.1B at 9/00, 9/99 and 6/00. Activity since 9/99 included a $200MM decrease in corporate and correspondent bank loans and a $560MM increase in consumer and private banking loans, before the effect of asset sales and securitizations. Compared to 2Q '00, corporate and correspondent bank loans decreased $100MM, while consumer and private banking loans increased by $100MM. As of 9/00, consumer and private banking loans comprised 39% of total loans versus 35% at 9/99.

     - In addition to the loan portfolio, there are other banking activities, such as forward contracts, various contingencies and market placements, which added approximately $7.2B to the credit exposures at 9/00 and 6/00, and $7.7B at 9/99. Of the $7.2B of additional exposures at 9/00, $4.7B were relatively less risky cash and securities related balances.

       ($ in billions)                                                        9/30/00
                                                 -------------------------------------------------------------------
                                                                                 Net
                                                                             Guarantees                                   6/30/00
                                                              FX and             and                       Total           Total
       Country                                     Loans    Derivatives      Contingents    Other(1)    Exposure(2)     Exposure(2)
       -------                                     -----    -----------      -----------    --------    -----------     -----------
       Hong Kong                                    $0.5            -             $0.1      $0.1           $0.7            $0.6
       Indonesia                                     0.2            -                -       0.1            0.3             0.3
       Singapore                                     0.5            -              0.1       0.1            0.7             0.6
       Korea                                         0.2            -                -       0.2            0.5             0.5
       Taiwan                                        0.2            -                -       0.1            0.4             0.4
       China                                           -            -                -         -              -               -
       Japan                                           -            -                -         -            0.1             0.1
       Thailand                                        -            -                -         -              -               -
       Other                                         0.1            -                -       0.1            0.2             0.2
                                                   -----        -----            -----     -----          -----           -----
           Total Asia/Pacific Region (2)             1.7            -              0.4       0.7            2.8             2.7
                                                   -----        -----            -----     -----          -----           -----

       Chile                                         0.2            -                -       0.1            0.3             0.4
       Brazil                                        0.2            -                -       0.1            0.3             0.3
       Mexico                                          -            -                -         -            0.1             0.1
       Peru                                            -            -                -         -              -               -
       Argentina                                     0.1            -                -         -            0.1             0.1
       Other                                         0.2            -              0.2       0.1            0.5             0.5
                                                   -----        -----            -----     -----          -----           -----
           Total Latin America (2)                   0.8            -              0.2       0.3            1.3             1.4
                                                   -----        -----            -----     -----          -----           -----

       India                                         0.3            -              0.1       0.3            0.7             0.7
       Pakistan                                      0.1            -                -       0.2            0.3             0.3
       Other                                         0.1            -              0.1       0.1            0.2             0.2
                                                   -----        -----            -----     -----          -----           -----
           Total Subcontinent (2)                    0.4            -              0.2       0.6            1.2             1.2
                                                   -----        -----            -----     -----          -----           -----

       Egypt                                         0.3            -                -       0.2            0.6             0.5
       Other                                         0.1            -                -         -            0.2             0.2
                                                   -----        -----            -----     -----          -----           -----
           Total Middle East and Africa (2)          0.4            -              0.1       0.2            0.7             0.7
                                                   -----        -----            -----     -----          -----           -----

           Total Europe (2) (3)                      1.4         $0.1              0.5       2.3            4.4             4.4

           Total North America (2)                   0.3          0.1              0.2       1.3            1.9             1.8
                                                   -----        -----            -----     -----          -----           -----

       Total Worldwide (2)                          $5.1         $0.3             $1.6      $5.3          $12.3           $12.3
                                                   =====        =====            =====     =====          =====           =====

     (1) Includes cash, placements and securities.
     (2) Individual items may not add to totals due to rounding.
     (3) Total exposures at 9/30/00 and 6/30/00 include $4MM and $5MM of exposures to Russia, respectively.


         Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                                             AMERICAN EXPRESS COMPANY
                                           THIRD QUARTER 2000 OVERVIEW
                                          AMERICAN EXPRESS BANK (Cont'd)



     o Total non-performing loans of $156MM were down from $181MM at 9/99 and $174MM at 6/00 reflecting loan payments and write-offs, as well as changes in the credit status of loans.

     o Other non-performing assets of $37MM at 9/00, primarily foreign exchange and derivatives contracts, decreased from $40MM at 9/99, and compared with $36MM at 6/00. The decline versus last year primarily reflects changes in the credit status of assets.

     o AEB's total reserves at 9/00 of $179MM compared with $204MM at 9/99 and $187MM at 6/00 and are allocated as follows:

     (millions)                                           9/00           6/00            9/99
                                                     ----------    -----------     -----------

     Loans                                                $158           $166            $179
     Other Assets, primarily derivatives                    16             16              23
     Other Liabilities                                       5              5               2
                                                          ----           ----            ----
          Total                                           $179           $187            $204
                                                          ====           ====            ====

     -   The decline versus both periods reflects the write-offs cited above.

o Management formally reviews the loan portfolio and evaluates credit risk throughout the year. This evaluation takes into consideration the financial condition of the borrowers, fair market value of collateral, status of delinquencies, historical loss experience, industry trends, and the impact of current economic conditions. As of September 30, 2000 management believes the loss reserve is appropriate.